                                                                   EXHIBIT 10.27

                            CONTRIBUTION AGREEMENT



                                 by and between



                               KENVIC ASSOCIATES
                                 as Contributor



                                      and



                     BOSTON PROPERTIES LIMITED PARTNERSHIP,
                                 as Partnership


                         Dated: as of September 2, 1997

                             CONTRIBUTION AGREEMENT
                             ----------------------


     THIS CONTRIBUTION AGREEMENT (this "Agreement"), dated as of September 2,
                                        ---------
1997, is made by and between Kenvic Associates, a New York partnership, with an address at 875 Third Avenue, New York, New York ("Contributor"), and Boston
                                                  -----------
Properties Limited Partnership, a Delaware limited partnership, with an address at 599 Lexington Avenue, New York, New York ("Partnership").
                                              -----------

     For purposes of this Agreement, the following terms shall have the meanings set forth below:

     "Adjoining Roads" shall have the meaning set forth in Section 1.1(g).
      ---------------

     "Aggregate Percentage" shall have the meaning set forth in Section 3.2(b).
      --------------------

     "Agreement" shall have the meaning set forth in the introductory paragraph
      ---------
and shall include all schedules and exhibits hereto.

     "Approval Period" shall be the period commencing with the date hereof, and
      ---------------
terminating on October 13, 1997.

     "Approved Title Matters" shall have the meaning set forth in Section
      ----------------------
4.1(b).

     "Assignment" shall have the meaning set forth in Section 7.6(u).
      ----------

     "Award" shall have the meaning set forth in Section 1.1(h).
      -----

     "Bill of Sale" shall have the meaning set forth in Section 7.6(e).
      ------------

     "Business Days" shall mean every day other than Saturdays, Sundays, or
      -------------
other holidays on which banking institutions in New York are closed.

     "Closing" shall have the meaning set forth in Section 7.1.
      -------

     "Closing Date" shall have the meaning set forth in Section 7.1.
      ------------

     "Code" shall have the meaning set forth in Section 1.1.
      ----

     "Contracts" shall have the meaning set forth in Section 1.1(k).
      ---------

     "Contribution Amount" shall have the meaning set forth in Section 2.
      -------------------

     "Contributor's Estoppel" shall have the meaning set forth in Section
      ----------------------
3.2(b).

     "Contributor's PIO Notice" shall have the meaning set forth in Section
      ------------------------
4.2(b).

     "Corner Parcel Land" shall have the meaning set forth in Section 1.1(b).
      ------------------

     "Corner Parcel Permitted Encumbrances" shall have the meaning set forth in
      ------------------------------------
Section 1.1(b).

     "Deed" shall have the meaning set forth in Section 7.6(c).
      ----

     "Environmental Laws" shall mean all federal, state and local laws,
      ------------------
statutes, ordinances and regulations, now in effect, and in each case as amended or supplemented to date, including, without limitation, all applicable judicial or administrative orders, applicable consent decrees and binding judgments relating to the regulation and protection of human health, safety, the environment and natural resources. Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. (S)(S) 9601, et seq.), the
                                                          -- ----
Hazardous Material Transportation Act, as amended (49 U.S.C. (S)(S) 1801, et
                                                                          --
seq.), the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7
----
U.S.C. (S)(S) 136, et seq.), the Resource Conservation and Recovery Act, as
                   -- ----
amended (42 U.S. (S)(S) 6901, et seq.) ("RCRA"), the Toxic Substance Control
                              -- ----    ----
Act, as amended (42 U.S.C. (S)(S) 7401, et seq.), the Clean Air Act, as amended
                                        -- ----
(42 U.S.C. (S)(S) 7401, et seq.), the Federal Water Pollution Control Act, as
                        -- ----
amended (33 U.S.C. (S)(S) 1251, et seq.), the Occupational Safety and Health
                                -- ----
Act, as amended (29 U.S.C (S)(S) 651, et seq.) and the Safe Drinking Water Act,
                                      -- ----
as amended (42 U.S.C. (S)(S) 300f, et seq.), and their state and local
                                   -- ----
counterparts or equivalents
and any transfer of ownership notification or approval statutes.

     "Governmental Authority" shall mean the United States government, any
      ----------------------
state, regional, local or other political subdivision thereof with jurisdiction and any Person (as defined hereinafter) with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

     "Ground Lease" shall have the meaning set forth in Section 1.1(b).
      ------------

     "Ground Lease Estoppel" shall have the meaning set forth in Section 3.3.
      ---------------------

     "Hancock" shall have the meaning set forth in Section 2.(b).
      -------

     "Hancock Mortgage" shall have the meaning set forth in Section 2.(b).
      ----------------

     "Hazardous Substances" shall mean (i) any toxic substance or hazardous
      --------------------
waste, substance or related material, or any pollutant or contaminant; (ii) any explosive, radioactive material, a polychlorinated biphenyl, oil, petroleum product, radon gas, asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls in excess of federal, state or local regulations, action levels, safety guidelines, whichever are more stringent; (iii) any substance, gas, material or chemical which is defined as or included in the definition of "hazardous substances," "toxic substances," "hazardous materials," "hazardous wastes" or words of similar import under any Environmental Laws; and (iv) any other chemical, material, gas, vapor, energy, radiation or substance, the exposure to or release of which is prohibited, limited or regulated by any governmental or quasi-governmental entity having jurisdiction over the Land or the operations or activity at the Land.

     "Improvements" shall have the meaning set forth in Section 1.1(d).
      ------------

     "Inspections" shall have the meaning set forth in Section 4.2(a).
      -----------

     "Intangible Property" shall have the meaning set forth in Section 1.1(l).
      -------------------

     "Knowledge" shall have the meaning set forth in Section 5.1(d).
      ---------

     "Land" shall have the meaning set forth in Section 1.1(b).
      ----

     "Leases" shall have the meaning set forth in Section 1.1(i).
      ------

     "Legal Requirements" shall mean all federal, state, county, municipal and
      ------------------
other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of any Governmental Authority (including, without limitation, all Environmental Laws and the Americans With Disabilities
Act) affecting the Contributor or the Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto.

     "Litigation" shall have the meaning set forth in Section 5.1(g).
      ----------

     "Lock-Up and Registration Rights Agreement" shall have the meaning set
      -----------------------------------------
forth in Section 5.1(x)(iv).

     "Major Tenant" and "Major Tenants" shall have the respective meanings set
      --------------------------------
forth in Section 3.2(b).

     "Make Good Agreement" shall have the meaning set forth in Section 7.6(bb).
      -------------------

     "Office Parcel Land" shall have the meaning set forth in Section 1.1(a).
      ------------------

     "Office Parcel Permitted Encumbrances" shall have the meaning set forth in
      ------------------------------------
Section 1.1(a).

     "Onsite Inspection" shall have the meaning set forth in Section 4.2(a).
      -----------------

     "Other Tenants" shall have the meaning set forth in Section 3.2(b).
      -------------

     "Owners Policy" shall have the meaning set forth in Section 4.1(a).
      -------------

     "Partnership" shall have the meaning set forth in the introductory
      -----------
paragraph.

     "Partnership Agreement" shall have the meaning set forth in Section 2(a).
      ---------------------

     "Partnership's Inspection Objections" shall have the meaning set forth in
      -----------------------------------
Section 4.2(b).

     "Partnership's Title Objections" shall have the meaning set forth in
      ------------------------------
Section 4.1(b).

     "Permitted Distributees" shall have the meaning set forth in the Lock-Up
      ----------------------
And Registration Rights Agreement.

     "Permitted Encumbrances" shall have the meaning set forth in Section
      ----------------------
1.1(b).

     "Permitted Exceptions" shall have the meaning set forth in Section 4.1(d).
      --------------------

     "Person" shall mean any individual, sole proprietorship, partnership,
      ------
limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     "Personality" shall have the meaning set forth in Section 1.1(e).
      -----------

     "PIO Closing Notice" shall have the meaning set forth in Section 4.2(b).
      ------------------

     "PIO Termination Notice" shall have the meaning set forth in Section
      ----------------------
4.2(b).

     "Property" shall have the meaning set forth in Section 1.1.
      --------

     "REIT" shall have the meaning set forth in Section 5.1(x)(i).
      ----

     "REIT Shares" shall have the meaning set forth in Section 2(c).
      -----------

     "Rent Roll" shall have the meaning set forth in Section 3.1(a)(3).
      ---------

     "Rents" shall have the meaning set forth in Section 7.3(d).
      -----

     "Reports" shall have the meaning set forth in Section 4.2(d).
      -------

     "Securities Act" shall have the meaning set forth in Section 5.1.(x)(i).
      --------------

     "Security Deposits" shall have the meaning set forth in Section 1.1(i).
      -----------------

     "Survey" shall have the meaning set forth in Section 3.1(a)(1).
      ------

     "Tangible Personal Property" shall have the meaning set forth in Section
      --------------------------
1.1(j).

     "Tax Year" shall have the meaning set forth in Section 7.3(a).
      --------

     Tenant Estoppel shall have the meaning set forth in Section 3.2(a).
     ---------------

     "Threshold Amount" shall have the meaning set forth in Section 11.1.
      ----------------

     "Title Approval Period" shall have the meaning set forth in Section 4.1(b).
      ---------------------

     "Title Commitment" shall have the meaning set forth in Section 4.1(a).
      ----------------

     "Title Company" shall have the meaning set forth in Section 4.1(a).
      -------------

     "Title Report" shall have the meaning set forth in Section 4.1(a).
      ------------

     "Units" shall have the meaning set forth in Section 2.(a).
      -----

     IN CONSIDERATION OF THE MUTUAL COVENANTS AND REPRESENTATIONS HEREIN CONTAINED, AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, CONTRIBUTOR AND PARTNERSHIP AGREE AS FOLLOWS:

                                  SECTION 1.
                         CONTRIBUTION AND ACQUISITION
                         ----------------------------

      1.1 Contribution and Acquisition.  Subject to the terms and conditions of
          ----------------------------
this Agreement, Contributor hereby agrees to contribute, assign, transfer, deliver and convey to Partnership, and Partnership hereby agrees to acquire from Contributor, all of Contributor's right, title and interest in and to the following described property, (such right, title and interest is collectively called the "Property") in return for an ownership interest in Partnership and
            --------
admission as a limited partner in Partnership, in a manner to be treated as a contribution of property to a partnership in exchange for an interest therein to be governed for tax purposes by Section 721 of the Internal Revenue Code of 1986, as amended (the "Code"), subject to and in accordance with the terms,
                       ----
provisions, covenants and conditions more particularly set forth in this
Agreement:

          (a) all those certain plots, pieces or parcels of land described in Exhibit A annexed hereto and made a part hereof (the "Office Parcel Land"), and
---------                                             ------------------
fee simple title to the Office Parcel Land, subject only to the exceptions provided for in this Agreement and the matters set forth in Schedule 1.1(a) (the
                                                            ---------------
"Office Parcel Permitted Encumbrances");
 ------------------------------------

          (b) Contributor's interest as lessee under that certain ground lease, the documents comprising which are listed in Exhibit A-1 annexed hereto and made
                                             -----------
a part hereof (the "Ground Lease") which Ground Lease demises that certain
                    ------------
parcel of land (the "Corner Parcel Land") located in the City of New York, State
                     ------------------
of New York and more particularly described in Exhibit A-1(a), subject only to
                                               --------------
the exceptions provided for in this Agreement and the matters set forth on
Schedule 1.1(b) (the "Corner Parcel Permitted Encumbrances"); (the Office Parcel
---------------       ------------------------------------
Permitted Encumbrances, and Corner Parcel Permitted Encumbrances, are hereinafter collectively called the "Permitted Encumbrances". The Office Parcel
                                     ----------------------
Land and Corner Parcel Land are hereinafter collectively referred to as the

"Land");
-----

          (c) all easements, rights of way, privileges, appurtenances, gaps, gores, and other rights pertaining to the Land and Ground Lease including, but not limited to, any development rights and air rights appurtenant to the Land and Ground Lease;

          (d) all buildings and improvements and fixtures now or hereafter erected on the Land, which building is located at and having an address at 875 Third Avenue, New York, N.Y. (collectively, the "Improvements");
                                                 ------------

          (e) all fixtures, machinery, equipment and other articles of personal property now or hereafter attached or appurtenant to the Land or Improvements, or used or useful in connection with the maintenance, operation or ownership of the Land or the Improvement which are owned by Contributor, if any (collectively, the "Personalty");
                    ----------

          (f) all leases in which Contributor is the lessee, if any, of equipment used in the operation or maintenance of the Land or Improvements as listed on Schedule 1.1(f) attached hereto;
          ---------------

          (g) any land lying in the bed of any street, road or avenue opened or proposed, public or private, in front of or adjoining the Land, to the center line thereof ("Adjoining Roads"); and
               ---------------

          (h) any award made or to be made and in and to any unpaid award for damage to the Property by reason of change of grade of any street or otherwise (collectively, an "Award").
                   -----

          (i) all leases or licenses of space in the Improvements (the "Leases"), and all tenant security deposits ("Security Deposits") held by
 ------                                       -----------------
Contributor on the Closing Date (defined in Section 7.1) and a current rent roll
                                            -----------
of the tenants all of which are set forth and described on Schedule 1.1(i).
                                                           ---------------

          (j) All appliances, fixtures, equipment, machinery, furniture, carpet, drapes and other personal property if any, owned by Contributor, located on and used in connection with the Land or the Improvements (the "Tangible Personal
                                                           -----------------
Property").  The major equipment or machinery used in the operation of the
--------
Improvements are set forth and described in Schedule 1.1(j).
                                            ---------------

          (k) To the extent assignable without the consent of third parties, all written contracts and agreements pertaining to the Property (collectively, the "Contracts"), including, but not limited to, service contracts and maintenance
----------
contracts all of which are set forth and described on Schedule 1.1(k).
                                                      ---------------

          (l) To the extent assignable without the consent of third parties, all intangible property (the "Intangible Property"), if any, owned by Contributor
                          -------------------
and pertaining to the Land, the Improvements, or the Tangible Personal Property including, without limitation, transferable telephone exchange numbers, plans and specifications, licenses, permits, engineering plans and studies, floor plans and landscape plans, trade names and trade marks.


                                  SECTION 2.
                              CONTRIBUTION AMOUNT
                              -------------------

          The property and value to be given by Partnership to Contributor (the "Contribution Amount") for the Property shall, subject to adjustments as set
 -------------------
forth herein in this Agreement, be as follows:

          (a) Twenty-five Million ($25,000,000) Dollars at Closing by the admission of Contributor as an Additional Limited Partner as defined in that certain Amended and Restated Agreement of Limited Partnership of Boston Properties Limited Partnership dated as of June 23, 1997, as amended (the "Partnership Agreement"), and the issuance by Partnership to Contributor of
----------------------
Units (as such term is defined in the Partnership Agreement) ("Units").
                                                               -----
Contributor and Partnership agree that for the purpose of computing the value of Units for this Agreement, each Unit shall be valued at $28.0625 and, accordingly, Partnership shall transfer to Contributor and Contributor shall accept from Partnership at Closing 890,869 Units as full and complete payment of the $25 million due to Contributor at Closing, notwithstanding any other value ascribed or attributed to Units by anyone for any purpose, and Contributor shall and does assume any risk with respect to the value of the Units to be received by Contributor pursuant to this Agreement; and

          (b) The balance of the Contribution Amount by Partnership accepting title to the Property at Closing subject to an existing mortgage held by John Hancock Mutual Life Insurance Company ("Hancock") dated as of December 29,
                                        -------

1995, recorded on January 5, 1996 in Reel 2279, page 443, in the principal face amount of $180,000,000 (which document, together with the documents listed on
Schedule 5.1(s), the "Hancock Mortgage").
                      ----------------

          (c) If on December 31, 1998 the closing price of the common stock of the REIT (as defined in the Partnership Agreement (the "REIT Shares")) is less
                                                        -----------
than $31.43 per share, promptly following such date, Partnership shall transfer to Contributor the number of additional Units provided for in accordance with the Make Good Agreement.

                                  SECTION 3.
                           CONTRIBUTOR'S DELIVERIES
                           ------------------------

      3.1 Delivery Obligations.
          --------------------

          (a) To the extent not heretofore delivered to Partnership, Contributor shall deliver to Partnership, at Contributor's expense, on the date hereof, the following:

               (1) Survey.  The most recent and existing "as built" survey of
                   ------
     the Property (the "Survey"), if any, in Contributor's possession.
                        ------

               (2) Leases and Contracts.  Copies of all Leases and Contracts.
                   --------------------

               (3) Rent Roll.  A rent roll (the "Rent Roll") identifying all
                   ---------                     ---------
     Leases current as of a date not earlier than thirty (30) days prior to the date hereof.

               (4) Organizational Documents.  A copy of the Partnership
                   ------------------------
Agreement and organizational documents of Vic Associates, a New York limited partnership, and Gladwater Associates, a New York general partnership, a statement certified by Contributor as to the consents required by Contributor and from its constituent partners to enter into and carry out the transactions contemplated by this Agreement, and an incumbency certificate of Contributor ("Contributors Organizational Documents").
  -------------------------------------

      3.2 Tenant Estoppel Certificates.
          ----------------------------

          (a) Contributor agrees to submit or cause its property manager to submit, within ten (10) days after the date hereof, to each tenant or lessee under a Lease, (i) an estoppel certificate ("Tenant's Estoppel"), in the form
                                             -----------------
required by such tenant's Lease, provided, however, the form of Tenant's Estoppel submitted to the Major Tenants shall be in form substantially in accordance with Exhibit B attached hereto and (ii) a request that the Tenant's
                ---------
Estoppel from the "Other Tenants" (hereafter defined) and from each Major Tenant be executed and returned not later than two weeks after such date of delivery. Each executed Tenant Estoppel which either (x) contains non-material exceptions, qualifications or modifications, or (y) complies with such tenant's Lease, shall be deemed to comply with Contributor's obligations under this Section 3.2(a).

          (b) In the event that Contributor is unable to obtain and deliver to Partnership on or before that day which is ten (10) business days preceding the end of the Approval Period executed Tenant Estoppels that comply with subparagraph (a) and do not contain material qualifications to the Rent Roll or to the stated provisions of the relevant Lease, from tenants leasing, in the aggregate, at least seventy-five (75%) percent (the "Aggregate Percentage") of
                                                     --------------------
the net rentable space in the Improvements demised under Leases, but in any event including Tenant Estoppels from Grey Advertising, Debevoise & Plimpton, Sidley and Austin, Instinet Corporation, AuBon Pain, and Cosmetics Plus (each, a "Major Tenant", and collectively, the "Major Tenants", all tenants not Major
 ------------                          -------------
Tenants, are referred to as "Other Tenants"), Partnership shall have the option
                             -------------
of: 1) terminating this Agreement by delivering notice thereof in writing to Contributor, no later than that day which is two (2) business days preceding the Closing Date in which event this Agreement shall terminate and neither party shall have any obligations hereunder to the other except with respect to those obligations that survive termination of this Agreement; or 2) requesting that Contributor shall, on or before the Closing Date, deliver to Partnership an estoppel, substantially in compliance with Exhibit B, executed by Contributor to
                                           ---------
Contributor's Knowledge, with respect to any Major Tenant or Other Tenant from whom Contributor has been unable to obtain a Tenant Estoppel (each a "Contributor's Estoppel") and Contributor (i) shall, at or prior to the Closing Date, deliver to Partnership such Contributor's Estoppel with respect to each Other Tenant who has not delivered its own Tenant Estoppel, and (ii) may, but is not required to, at or prior to Closing, deliver to Partnership a Contributor's Estoppel with respect to each Major Tenant which has not delivered its own Tenant Estoppel. If Contributor, having requested a Tenant Estoppel from each tenant under a Lease, fails for any reason to deliver either (x) a Tenant Estoppel for each of the Major Tenants, or (y) a Contributor's Estoppel for each Major Tenant who has not delivered its Tenant Estoppel (or, if requested by the Partnership, fails for any reason to deliver a Contributor's Estoppel for an Other Tenant), Partnership may, at any time up to and including the Closing Date as its sole and exclusive remedy either: (i) give notice to Contributor of Partnership's election to terminate this Agreement, and upon giving such termination notice, this Agreement shall terminate and neither party shall have any obligations hereunder to the other except with respect to those obligations that survive a termination of this Agreement; or (ii) elect to proceed with the Closing and accept the tendered executed Tenant Estoppels and Contributor's Estoppels for all tenants who have not provided a Tenant's Estoppel which Contributor delivered as full satisfaction of Contributor's obligations hereunder with respect to Tenant Estoppels and Contributor's Estoppels. Nothing contained herein shall permit Contributor to substitute a Contributor's Estoppel for a Tenant Estoppel of a Major Tenant, except if expressly requested by Partnership to do so, it being expressly agreed that it is a condition to Closing that a Tenant Estoppel for each Major Tenant and a Tenant Estoppel or Contributor's Estoppel for each Other Tenant is delivered to the Partnership unless waived by Partnership.

          (c) Notwithstanding anything contained in this Section 3.2 to the contrary, (i) any estoppel certificate from a Major Tenant that substantially conforms to such tenant's obligation under its Lease, shall be deemed to be in compliance with Contributor's obligation to deliver such Major Tenant's Tenant Estoppel, (ii) attached hereto as Exhibit B-3 and B-4 respectively, are (x) a form of Tenant Estoppel for Other Tenants, and (y) an addendum from a prior estoppel from Debevoise and Plimpton and (ii) Partnership shall accept as full compliance by Contributor with its obligations under Section 3.2(a), estoppels from the Other Tenants substantially in the form of Exhibit B-3 and a Debevoise and Plimpton estoppel containing, as an addendum, a rider similar to Exhibit B-
4. Contributor hereby grants permission to Partnership to talk to Debevoise and Plimpton about any exceptions made by Debevoise and Plimpton to its Tenant Estoppel or, if such Tenant Estoppel is not received by Contributor by September 30, 1997, the items set forth on Exhibit B-4. Any claim this Contributor's representations contained in any Contributor's Estoppel are not materially true shall be subject to the limitation set forth in Section 8.1(b) and shall be made in writing but in no event shall such claim be made later than ninety (90) days after the Closing.

      3.3 Ground Lease Estoppel Certificates.
          ----------------------------------

          Contributor agrees to submit or cause its property manager to submit, within ten (10) days after the date hereof, to the landlord of the Corner Parcel under the Ground Lease, an estoppel certificate, in form substantially in accordance with Exhibit B-1 attached hereto ("Ground Lease Estoppel") and a
                -----------                   ---------------------
request that such Ground Lease Estoppel be executed and returned not later than two weeks after such date of delivery, provided, however that the form of estoppel certificate required by the Ground Lease shall be deemed to be in compliance with Contributor's obligations hereunder.


                                  SECTION 4.
                            TITLE AND INSPECTIONS.
                            ---------------------

      4.1 Title.
          -----

          (a) Promptly after the date hereof, Partnership shall request from a title company acceptable to Partnership, a title insurance commitment (the "Title Commitment") for the Property, for an owners title insurance policy (the
-----------------
"Owners Policy") (such report and all amendments, endorsements, and
 -------------
continuations thereof being, collectively the "Title Report"), issued in the
                                               ------------
name of Partnership by the title company (the "Title Company").  Copies of the
                                               -------------
Title Report and each update and continuation and Title Commitment shall be sent to Contributor promptly after receipt thereof by Partnership, but in any event, no later than ten (10) business days after receipt. In addition, at Partnership's sole and absolute discretion and expense, Partnership may request an update of the Survey, or a new Survey.

          (b) In the event (i) an update of the Survey shows any easement, right-of-way, encroachment, lien, encumbrance or other matter affecting the Land or Improvements that did not appear on the Survey and is unacceptable to Partnership, or (ii) any exceptions appear in the Title Report or Title Commitment (other than the standard printed exceptions set forth in the standard form of Title Commitment) that are unacceptable to Partnership; and such matters or exceptions shown on the updated Survey or Title Commitment are not Permitted Encumbrances, Partnership shall before ten (10) business days after receipt of the last of each of the updated Survey, the Title Commitment and copies of all documents referred to as exceptions in the Title Commitment and any amendment, endorsement or continuation search (such period, until ten (10) business days after receipt of the last such items, the "Title Approval Period"), notify
                                           ---------------------
yContributor in writing of such facts, and the curative steps that would remove the basis for Partnership's objection ("Partnership's Title Objections"). Upon
                                        ------------------------------
the expiration of the Title Approval Period, except for Partnership's Title Objections, Partnership shall be deemed to have accepted the form and substance of the Survey, all matters shown or addressed thereon, all existing conditions of title to the Land and Improvements including, without limitation, any easement, right of way, encroachment, conflict, discrepancy, overlapping of improvements, lien, encumbrance, restriction, condition, covenant, exception or other matter with respect thereto and all items shown or addressed in the Title Report, including the standard printed exceptions (collectively, the "Approved
                                                                      --------
Title Matters").
-------------

          (c) Upon receipt by Contributor of Partnership's Title Objections, Contributor shall forthwith undertake, with due diligence, to endeavor to eliminate Partnership's Title Objections provided, however, with the exception
                                         --------  -------
of those items set forth in the next succeeding sentence, Contributor shall not be obligated to expend an amount greater than $100,000 in the aggregate to eliminate all Partnership's Title Objections. Notwithstanding the foregoing sentence, Contributor shall be obligated to remove each Partnership's Title Objection if: (i) such Partnership's Title Objection can be removed by the payment of a liquidated sum of money only, such as a mortgage duly placed against the Property with respect to which Contributor is the mortgagor, or a fine, penalty, mechanics lien, or judgement duly filed against the Property which are either fines, penalties, or judgments against Contributor or in the case of a mechanic's lien, relates to an obligation of Contributor; or (ii) such Partnership's Title Objection arises as a result of any willful or voluntary act of Contributor or any affiliate of Contributor, such as the granting of an easement or other willful breach of the express terms and conditions of this Agreement, regardless of the cost, but not in any instance referred to in this
Section 4.1(c) including any act of any tenant of the Improvements. Contributor shall be entitled to adjourn the Closing for a period not to exceed thirty (30) days in order to eliminate a Partnership Title Objection. If Contributor is unable, or is not required to, eliminate a Partnership's Title Objection, Contributor shall promptly, but not later than five (5) business days after receipt of notice of Partnership's Title Objection, so notify Partnership, and Partnership as its sole and exclusive remedy, may thereafter: (x) terminate this Agreement by notice given to Contributor, in which event, neither party shall have any rights or obligations to the other under this Agreement, except with respect to those obligations that survive a termination of this Agreement, or (y) elect to accept title subject to such Partnership's Title Objections without any abatement or other adjustments to the Units delivered at the Closing or thereafter or to any other amount due Contributor pursuant to this Agreement.

          (d) The term "Permitted Exceptions" as used herein includes:  (i) the
                        --------------------
Approved Title Matters, (ii) the Permitted Encumbrances, (iii) the rights and interests of parties claiming under Leases, (iv) liens for real property taxes, assessments, and water and sewer meter charges which are not due and payable as of the Closing Date and which are apportioned pursuant to this Agreement, and
(v) liens arising from acts of Partnership, or its agents, representatives or contractors.

          (e) If the Title Report discloses judgments, bankruptcies, mortgages, liens or other returns against other persons having names the same as or similar to that of the Contributor, Contributor shall deliver to Partnership and Title Company at Closing an affidavit showing that such judgments, mortgages, bankruptcies, liens or other returns are not against Contributor. Contributor also shall deliver appropriate affidavits and documentary evidence reasonably required by the Title Company to eliminate standard exceptions appearing in the Title Report that Partnership is not required to accept. In no event shall Contributor be obligated to deliver an affidavit of title.

          (f) At the Closing, Contributor shall deliver to the Title Company an affidavit with respect to mechanics' liens certifying that there are no unpaid bills for services rendered or materials furnished to the Property on behalf of Contributor, or if there are any unpaid bills, an agreement reasonably acceptable to the Title Company indemnifying it against any damages, costs, expenses or liability incurred by reason of any claims made or liens filed by reason of any such services or materials and which will permit the Title Company to omit or insure affirmatively against any mechanics' liens as a result thereof.

      4.2 Inspection.
          ----------

          (a) During the Approval Period, Partnership may inspect, test, examine, investigate and survey (collectively, "Inspections"): (i) the
                                                -----------
Property, (ii) all of Contributor's
financial records maintained at the Property by Contributor or by Contributor's manager which pertain to the operation of the Property, (iii) all Leases, Equipment Leases and Contracts, and (iv) the Rent Roll. Contributor shall cooperate with Partnership regarding the Inspection. An Inspection done at the Property or Contributor's offices, (each, an "Onsite Inspection") may be done at
                                              -----------------
any reasonable time during ordinary business hours upon twenty-four (24) hours prior notice to Contributor, at Partnership's sole cost provided it is conducted in a manner not materially disruptive to tenants or the operation of the Property. If Contributor determines in its reasonable judgment that an Onsite Inspection is not being so conducted, Contributor shall notify Partnership and Partnership shall immediately cease such objected to conduct. Notwithstanding the foregoing, Partnership must obtain Contributor's prior written approval of
(x) the scope and method of any Onsite Inspection, (other than a Phase I environmental inspection) which would involve taking subsurface borings or related investigations; (y) any inspection which would alter the physical condition of the Property from it condition prior to Partnership's commencement of such inspections, testing or investigation; and (z) any inspection which might entail interaction with tenants of the Property. Contributor's representatives, agents, and contractors shall have the right to be present during any Onsite Inspection.

          (b) If any Inspection reveals any fact or condition unacceptable to Partnership, at Partnership's option, Partnership may notify Contributor in writing prior to the expiration of the Approval Period of such unacceptable fact or condition, the reasons therefor and the curative steps necessary to remove the basis for Partnership's objection ("Partnership's Inspection Objections").
                                        -----------------------------------
Except as provided herein, Contributor shall have no obligation to take any steps or bring any action or proceeding or otherwise to incur any effort or expense whatsoever to eliminate or cure any of the Partnership's Inspection Objections; provided, however, Contributor, at its sole option, may attempt to
            --------  -------
eliminate or cure some or all or a portion of Partnership's Inspection Objections to Partnership's satisfaction prior to the Closing Date. In the event Contributor is unable or unwilling to attempt to eliminate or cure all of Partnership's Inspection Objections to the satisfaction of Partnership, Contributor shall provide written notice to Partnership of those objections Contributor will not attempt to cure ("Contributor's PIO Notice"). Partnership
                                       ------------------------
may, as its sole and exclusive remedy: (A) terminate this Agreement by delivering notice thereof in writing to Contributor by the earlier to occur of (i) the Closing Date, or (ii) ten (10) business days after Contributor's PIO Notice, (such notice, the "PIO Termination Notice"); or (B) elect to close (the
                           ----------------------
"PIO Closing Notice") without any abatement or other adjustment in the
 ------------------
Contribution Amount or to the Units delivered at the Closing or thereafter or to any other amount due Contributor pursuant to this Agreement. If Partnership shall duly give the PIO Termination Notice, then this Agreement shall terminate, and neither party shall have any obligation hereunder other than with respect to those obligations which survive a termination of this Agreement. If Partnership does not notify Contributor of Partnership's Inspection Objections in writing prior to the expiration of the Approval Period, all Inspections, and all conditions relating to the Property, shall be deemed satisfactory to Partnership as at the termination of the Approval Period, and Partnership shall have no further right to terminate this Agreement pursuant to this Section.

          (c) Partnership agrees that, in making any intrusive or non-intrusive physical or environmental inspections of the Property, Partnership and all of Partnership's agents entering onto the Property shall carry not less than Five Million Dollars ($5,000,000) comprehensive general liability insurance insuring all activity and conduct of Partnership and such representatives while conducting such inspection which insurance shall be on an "occurrence" basis, or will otherwise keep its insurance in full force and effect so as to continue coverage until two (2) years after the earlier of Closing or termination of this Agreement. Contributor, Gladwater Associates, Vic Associates, General Chemical and Supply Co., Inc., Lucille Gladstone and Kenneth Gladstone shall be named as additional insureds on such comprehensive general liability policy. Partnership represents and warrants that it carries not less than Five Million Dollars ($5,000,000) comprehensive general liability insurance with contractual liability endorsement which insures Partnership's indemnity obligations under this Agreement, and at least three (3) business days prior to commencement of any activity permitted by this Section 4.2(c), will provide Contributor with written evidence of such insurance.

          (d) All information provided by Contributor to Partnership or obtained by Partnership relating to the Contributor, Leases, tenants, Legal Requirements, Contracts, and the Property in the course of Partnership's Inspections, including, without limitation, any environmental assessment or audit (collectively, the "Reports") shall be treated as confidential information by
                    -------
Partnership and its employees, agents, representatives, and contractors, and accountants and Partnership shall obtain the written agreement, for the benefit of Contributor, of all such employees, agents, representatives, contractors, and accountants to maintain the confidentiality of all such information and shall be responsible for any breach thereof. In the event that this transaction is not closed for any reason, then Partnership and its employees, agents, representatives, contractors, and accountants shall deliver to the Contributor within ten (10) business days after this Agreement terminates (i) copies of all Reports and of any memoranda containing any analysis thereof and (ii) executed copies of all such written confidentiality agreements. REIT has also executed a letter to Lucille Gladstone and Contributor dated April 22, 1997 which further obligates REIT to maintain the confidentiality of the confidential information and REIT hereby reaffirms its agreement on its own behalf and on behalf of the Partnership in such letter. In the event Partnership or REIT becomes legally compelled to disclose all or any part of the confidential information, Partnership or REIT, as the case may be, shall provide Contributor with prompt written notice so that Contributor may seek a protective order or other appropriate remedy and Partnership and REIT shall cooperate with Contributor with respect thereto.

          (e) Partnership shall be liable for all damage or injury to any person or property resulting from, relating to or arising out of any of the Inspections, whether occasioned by the acts of Partnership or any of its employees, agents, representatives or contractors, and Partnership shall promptly satisfy any lien which may arise or be filed against Contributor or the Property in connection with any of the Inspections. Partnership shall indemnify, defend and hold harmless Contributor and its agents, employees, officers, directors, affiliates, advisors and asset managers from any loss, liability, damage, cost or expense (including, without limitation, reasonable attorneys fees and disbursements) resulting from any Inspection or lien filed against Contributor or the Property in connection therewith.

          (f) The provisions of Sections 4.2(c), (d) and (e) shall survive the Closing or the earlier termination of this Agreement.

                                  SECTION 5.

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF CONTRIBUTOR
            --------------------------------------------------------

      5.1 Contributor's Representations.  As a material inducement to
          -----------------------------
Partnership to enter into this Agreement and to consummate the transactions contemplated hereby, Contributor hereby makes to Partnership each of the representations and warranties set forth in this Section 5, which representations and warranties are true in all material respects as of the date hereof and shall be true in all material respects on the Closing Date, and shall survive the Closing only if and to the extent expressly provided in the particular representation set forth in this Section 5.1.

          (a) Contributor is a partnership duly formed and in good standing under the laws of the State of New York and has all requisite partnership power and authority to carry on its business as it is currently being conducted and to execute, deliver and perform this Agreement and all documents to be executed and delivered by it in regard to the consummation of the transactions contemplated hereby and to perform fully its obligations hereunder and thereunder. The execution, delivery and performance by Contributor of this Agreement and all documents to be executed and delivered by it in regard to the consummation of the transaction contemplated hereby have been duly authorized by all necessary partnership action on the part of Contributor, and Contributor shall, upon request of Partnership or the Title Company, deliver evidence of such authority at or prior to the Closing.

          (b) Provided Hancock consents to the transaction contemplated by this Agreement, this Agreement has been, and all documents to be executed and delivered by Contributor in regard to the consummation of the transactions contemplated hereby will be at or prior to Closing, duly executed and delivered by Contributor, and (assuming the due authorization, execution, delivery and performance by the other parties hereto and thereto) this Agreement constitutes, and all documents to be executed and delivered in regard to the consummation of the transaction contemplated hereby when so executed and delivered will constitute the legal, valid and binding obligations of Contributor, enforceable against Contributor in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

          (c) Contributor owns legal and beneficial title to the Property, free and clear of all adverse claims, liens and encumbrances, except for the Permitted Exceptions and as set forth in the Title Commitment.

          (d) Schedule 1.1(i) is a true, complete and correct list of all of the
              ---------------
Leases and all amendments and modifications thereto. Contributor has delivered true and correct copies of the Leases, as amended and supplemented, to Partnership. The Leases are in full force and effect, and have not been amended, modified, supplemented or terminated, except as set forth on said
Schedule 1.1(i).  To Contributor's Knowledge, there does not exist any material
---------------
default or event or condition which, with the passage of time or the giving of notice or both, would constitute a material default by Contributor under the terms of any of the Leases. The term "Knowledge", as used in this Agreement with respect to Contributor shall mean the actual awareness by either John Lesher, Lucille Gladstone or Ralph Scelfo without relying on attribution by, through or under any other Person, but Contributor shall be deemed to have actual knowledge of all matters contained in documents set forth or referred to herein or in schedules to this Agreement.

          (e) Except for the tenants under the Leases and anyone claiming by, through or under such tenants, and the Metropolitan Transportation Authority pursuant to the documents listed on Schedule 1.1(a) or (b), no person, firm, corporation or other entity has any option or other right to use all or any part of the Property.

          (f) Except as may be set forth on Schedule 5.1(f) hereto, Contributor
                                            ---------------
has satisfied in full all tenant improvement obligations, work letters, construction obligations, rent allowances, and leasing commissions, if any, required to be satisfied prior to the date hereof, relating to the Property. Landlord's obligations under the Leases regarding tenant improvements obligations, work letters, construction obligation, rent allowances or leasing commissions, if any, required to be satisfied after Closing are set forth on
Schedule 5.1(f).  The representations and warranties set forth in Section 5.1(f)
---------------
shall, but only with respect to any matter relating to a tenant under a Lease whose Tenant Estoppel is inconsistent with Section 5.1(f), or Schedule 5.1(f), and then only to the extent so inconsistent, survive the Closing for a period of ninety (90) days.

          (g) Except as set forth in Schedule 5.1(g), Contributor has no
                                     ---------------
Knowledge of any action or proceeding (zoning or otherwise) in any court or before any Governmental Authority ("Litigation") pending or to Contributor's
                                    ----------
Knowledge, threatened (i) against or relating to the Property, the Leases, or the transactions contemplated by this Agreement, or (ii) against Contributor with respect to the transactions contemplated by this Agreement, or (iii) which seeks to enjoin or obtain damages in respect of the consummation of the transactions contemplated hereby. This representation and warranty shall survive the Closing for a period of ninety (90) days.

          (h) Except as set forth on Schedule 5.1(h), Contributor does not
                                     ---------------
currently retain anyone to file notices of protest against, or to commence actions to review, real property tax assessments against the Property, and is not aware that any such action has been taken by or on behalf of any tenant under any Lease. This representation and warranty shall survive the Closing for a period of ninety (90) days.

          (i) Except as set forth in Schedule 5.1(i), Contributor has no Knowledge that: (i) the Property, and the use thereof, does not materially comply with all Legal Requirements including applicable building, fire and other laws, ordinances and regulations applicable thereto, (ii) the Property is in violation of any applicable zoning ordinances, and (iii) any notices, reports or other filings are required to be made by Contributor with any Governmental Authority with respect to the Property which have not been made. Except as set forth on Schedule 5.1(i), Contributor has no Knowledge that any notice has been
         ---------------
received by Contributor from any insurance company, board of fire underwriters (or other body exercising similar functions), municipal, environmental or governmental or public agency, claiming any violation of law or municipal ordinances or of federal, state, county or municipal or other Governmental Authority regulations, orders or requirements or defects or deficiencies or requesting the performance of any repairs, alterations or other work at the Property which has not been corrected or repaired. This representation and warranty set forth in the second sentence of this Section 5.1(i) shall survive the Closing for a period of ninety (90) days.

          (j) The use of the Property in all material respects complies with all applicable deed restrictions or other covenants, restrictions or agreements, site plan approvals or subdivision regulations or urban redevelopment plans applicable to the Property, as modified by any duly issued variances

          (k) Except as set forth in Schedule 5.1(k), no consents, licenses,
                                     ---------------
permits, authorizations or requisite approvals are required to be obtained by Contributor from any Governmental Authority or any other Person in connection with the execution and delivery of this Agreement by Contributor.

          (l) (i) All public utility connections located at the Property have been paid for and all water and other public utilities required for the operation of the Property enter through adjoining public streets or through valid recorded easements across adjoining private lands. All loading bays located within the perimeter of the Property are private and have not been dedicated to any public authority; and (ii) Contributor has no Knowledge that it has been notified of any law, rule, regulation, ordinance, moratorium or policy decision of or imposed by any Governmental Authority having jurisdiction prohibiting or restricting the use, installation or connection of any storm sewers, public water facilities or gas and electrical facilities necessary to the ownership and operation of the Property. The provisions of clause (ii) of this representation and warranty shall survive the Closing for a period of ninety (90) days.

          (m) Contributor has no Knowledge of any federal, state, county or municipal plans to restrict or change access from any highway, road or waterway to the Property or of any pending or threatened condemnation of the Property or any part thereof or of any plans for improvements. This representation and warranty shall survive the Closing for a period of ninety (90) days.

          (n) The Property has access to public roads either directly or by easement or special permit.

          (o) All fixtures, machinery, equipment and other Tangible Personal Property included in this sale are owned free and clear of any liens and encumbrances, except for the Permitted Exceptions.

          (p) To the Knowledge of Contributor, the guaranties and warranties attached hereto as Exhibit K are all of the guaranties and warranties currently
                   ---------
in effect with respect to the Property and such guaranties and warranties are true, complete and correct, and in full force and effect as of the date hereof. This representation and warranty shall survive the Closing for a period of ninety (90) days.

          (q) Other than as set forth in Schedule 1.1(k), there are no service,
                                         ---------------
maintenance, employment or any other similar contracts or agreements that now affect the Property and to which Contributor is a party. This representation and warranty shall survive the Closing for a period of ninety (90) days.

          (r)  Omitted.

          (s) Schedule 5.1(s) is a full and complete schedule of the documents
              ---------------
comprising the Hancock Mortgage. Contributor shall not modify, amend, supplement or waive any provision of the Hancock Mortgage on or prior to the Closing Date without the prior written consent of Partnership which consent shall not be unreasonably withheld, conditioned or delayed, the Partnership agreeing that (i) if within ten (10) business days of receipt of a notice from Contributor seeking its consent to a modification, amendment, supplement or waiver of any provision of the Hancock Mortgage it shall either (x) consent thereto in writing or (y) set forth in writing its reasons for failing to so consent, failing which it shall be deemed to have consented, and (ii) it will consent to the waiver of any provisions of Section 6 of the December 29, 1995 Mortgage Modification Agreement, or a modification of any provisions of such Section 6 provided such modification does not adversely affect Partnership. Since December 29, 1995 Contributor has not received any notice of any default under the Hancock Mortgage which remains uncured. The Hancock Mortgage is not cross-collateralized with any other loan or obligation of Contributor.

          (t) Except as set forth in Schedule 5.1(t), neither Contributor, nor
                                     ---------------
any of its parents, subsidiaries, or any member of any trade or business (whether or not incorporated) that is under common control with Contributor that, together with the Property, are treated as a single employer under Section 414(b), (c), (m) or (o) of the Code ("ERISA Affiliate") maintains or has
                                      ---------------
maintained, contributes to or has contributed to, any employee pension benefit plan as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including a multiemployer plan as defined in
                      -----
Section 4001(a) (3) of ERISA) that is covered by Title IV of ERISA or subject to the minimum funding standards of Section 412 of the Code

("Plan"). No ERISA Affiliate has incurred (a) any liability to the Pension
  ----
Benefit Guaranty Corporation ("PBGC"), (b) any complete or partial withdrawal
                               ----
liability under Title IV of ERISA, or (c) any liability for continuing benefits or coverage under any "welfare benefit plan" as defined in Section 3(1) of ERISA for any participant or beneficiary of a participant after such participant's termination of employment except as required by the Consolidated Omnibus Reconciliation Act of 1985, as amended ("COBRA").
                                         -----

          (u) Contributor has no Knowledge, except as disclosed in environmental reports prepared for Contributor and delivered to Partnership or any environmental reports prepared for Partnership and disclosed to Contributor, that the Property contains any contamination from any Hazardous Substances or that the Property is in violation of any Environmental Laws.

          (v) Neither the execution and delivery of this Agreement by Contributor, nor compliance by Contributor with the terms and provisions of this Agreement nor the consummation of the transactions contemplated under this Agreement on the part of Contributor, will, except for the Hancock Mortgage, violate any statute, license, decree, order or regulation of any Governmental Authority, any contract or agreement, or any formation documents of Contributor, or, except for the Hancock Mortgage, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon, or give to others any interest or rights in, the Property.

          (w) Contributor has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by its creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of its assets, (iv) suffered the attachment, or other judicial seizure of all, or substantially all, of its assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or compromise to its creditors generally.

          (x) Contributor represents and warrants as follows:

               (i) Contributor, Vic Associates, Gladwater Associates, Lucille Gladstone, and Kenneth Gladstone are each an "accredited investor" as defined in Rule 501(a) under the

Securities Act of 1933, as amended (the "Securities Act"), and each understands
                                         --------------
the risks of, and other considerations relating to, the issuance of the Units and its potential acquisition of shares of common stock (the "REIT Shares") of
                                                              -----------
Boston Properties, Inc., a Delaware corporation, with an address at 8 Arlington Street, Boston, MA 02116, (the "REIT") pursuant to the redemption rights set
                                ----
forth in the Partnership Agreement. Contributor, Vic Associates, Gladwater Associates, Lucille Gladstone, and Kenneth Gladstone, by reason of each of such person's business and financial experience, together with the business and financial experience of those persons, if any, retained by each of such persons to represent or advise it with respect to its investment in the Units and potential investment in the REIT Shares, has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it (A) is capable of evaluating the merits and risks of an investment in Partnership and potential investment in the REIT and of making an informed investment decision, (B) is capable of protecting its own interest or has engaged representatives or advisors to assist it in protecting its interests and (C) is capable of bearing the economic risk of such investment. If any of Contributor, Vic Associates, Gladwater Associates, Lucille Gladstone, and Kenneth Gladstone retained a person to represent or advise it with respect to the investment in Units and potential investment in the REIT Shares that may be made hereby then, at Partnership's request, each such person that retained an advisor shall, prior to or at the Closing, (1) acknowledge in writing such representation and (2) cause such representative or advisor to deliver a certificate to Partnership containing such representations as are reasonably requested by Partnership.

               (ii) Each of Contributor, Vic Associates, Gladwater Associates, Lucille Gladstone, and Kenneth Gladstone understands that an investment in the Partnership and/or the REIT involves substantial risks. Each of such persons has been given the opportunity to make a thorough investigation of the activities of the Partnership and the REIT and has been furnished with materials relating to the Partnership and the REIT and their respective activities (including, but not limited to, the prospectus, dated June 17, 1997 of the REIT and all reports subsequently filed with the Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934). Each of such persons has been afforded the opportunity to obtain any additional information deemed necessary by such person to verify the accuracy of any representations made or information conveyed to such person. Each of such persons confirms that all documents, records, and books pertaining to its investment in the Partnership and potential investment in the REIT and which were requested by such person have been made available or delivered to such person. Each of such person has had an opportunity to ask questions of and receive answers from Partnership and the REIT, or from a person or persons acting on their behalf, concerning the terms and conditions of this investment.

                 (iii) The Units to be issued and any REIT Shares issued in connection with the redemption of the Units will be acquired for the account of the acquirer for investment only and not with a current view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, without prejudice, however, to Contributor's right (subject to the terms of the Units and the REIT Shares) at all times to sell or otherwise dispose of all or any part of its Units or REIT Shares under an exemption from such registration available under the Securities Act, and applicable state securities laws, and subject, nevertheless, to the disposition of its assets being at all times within its control. Contributor was not formed for the specific purpose of acquiring an interest in Partnership or the REIT.

                 (iv) Contributor acknowledges that (A) neither the Units to be issued, nor the REIT Shares issuable upon redemption of the Units to Contributor have been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws, (B) the reliance by the Partnership and the REIT on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of Contributor contained herein, (C) such Units or REIT Shares, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (D) there is no public market for such Units, and (E) neither the Partnership nor the REIT has any obligation or intention to register such Units or any REIT Shares that may be acquired hereby for resale under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws except as provided in the Lock-Up and Registration Rights Agreement. Contributor hereby acknowledges that because of the restrictions on transfer or assignment of such Units acquired hereby or any REIT Shares which may be acquired upon redemption of the Units which are set forth in the Partnership Agreement and/or in a Registration Rights Agreement in the form set forth as Exhibit "J" hereto (the "Lock-Up and Registration Rights Agreement"), Contributor may have to bear the economic risk of the investment commitment evidenced by this Agreement and any Units acquired hereby or any REIT Shares that may be acquired upon redemption of the Units for an indefinite period of time.

      5.2 Partnership's Right To Terminate.  Without limiting any of the rights
          --------------------------------
of Partnership elsewhere provided for in this Agreement, it is agreed that the obligation of Partnership to close title under this Agreement is conditioned upon the material accuracy of all of Contributor's warranties and representations hereunder and the due compliance in all material respects by Contributor of all of its agreements set forth herein and elsewhere in this Agreement. If, on or before the Closing Date, Partnership determines that any of Contributor's representations or warranties are materially untrue, then, prior to Closing, as its sole and exclusive remedy, Partnership may elect to terminate this Agreement by notice given to Contributor in which event this Agreement shall terminate and the parties shall be free of all liability to each other under this Agreement except with respect to those obligations which survive the termination of this Agreement; provided, however, that if
                                           --------  -------
Partnership makes such determination prior to or at the Closing, it shall give to Contributor notice and a reasonable opportunity (not exceeding 30 days) to cure prior to making its election to terminate this Agreement.

      5.3 Contributor's Covenants.  Contributor covenants that, between the date
          -----------------------
hereof and the earlier to occur of the termination of this Agreement and the Closing Date:

          (a) Contributor will not modify, cancel, extend or otherwise change in any manner any of the terms, covenants or conditions of the Hancock Mortgage (except as contemplated by Section 5.1(s)), the insurance policies insuring the Property, or any other material agreements affecting the Property which are to be in effect subsequent to the Closing, unless obligated by the provisions of the Lease with Instinet Corporation to do so regarding the Instinet Corporation Lease. Except as may be expressly permitted hereunder, Contributor will not modify, cancel (except in the event of a default by the tenant thereunder beyond the expiration of any applicable grace periods) or extend any of the Leases or enter into any new leases for space in the Property without the prior written consent of Partnership, which consent shall not be unreasonably withheld, conditioned or delayed and shall be deemed granted if within ten (10) business days of a notice requesting a consent, Partnership fails to respond to said notice with reasons for declining to consent.

          (b) Contributor will not enter into any employment contract, service contract or any other agreement in respect of any of the Property, except contracts terminable at or prior to Closing, without the prior written consent of Partnership, which consent shall not be unreasonably withheld, conditioned or delayed.

          (c) Contributor shall maintain the Property and all plumbing, heating, ventilating, air conditioning, electrical and other mechanical systems and equipment servicing the Property in the same manner as maintained prior to the date hereof and shall maintain in full force and effect all of the insurance policies listed on Exhibit L hereto or appropriate substitute policies.
                   ---------

          (d) Contributor agrees to make available for Partnership's examination, promptly after the date hereof, and thereafter from time to time, all records, statements and accounts bearing on or relating to the operation of the Property and expenditures made in connection therewith.

          (e) Except as may be otherwise specifically addressed in Schedule
                                                                   --------
5.1(f) hereof, Contributor, at or prior to Closing, shall satisfy all tenant
------
improvement obligations, work letters, construction obligations, rent allowances and leasing commissions which have accrued through the Closing, if any, relating to the Property.

          (f) Contributor agrees to provide Partnership's auditors or financial advisors with reasonable access to all financial information relating to the ownership and operations of the Property by Contributor in Contributor's possession that is reasonably deemed necessary by said auditors or financial advisors for purposes of preparing such audited financial statements for the Property as are required by Rule 3-14 under Regulation S-X under the Securities Exchange Act or in connection with the financial statement requirements of Form 8-K under the Securities Act of 1934.

      5.4 Survival of Representations.  All of the representations and
          ---------------------------
warranties of Contributor set forth in
this Agreement made by Contributor, as of the date of this Agreement, shall also be deemed made as of the Closing Date. A breach of any of Contributor's representations or warranties made herein which expressly provide that such representation or warranty survives the Closing, shall, if the Closing occurs, and subject to Section 8.1 (b), be enforceable after the Closing Date but only
(i) to the extent such representation or warranty was not materially true on the date hereof and on the Closing Date, and (ii) a claim with respect to such breach is made within the survival period.


                                  SECTION 6.
       REPRESENTATIONS, WARRANTIES AND COVENANTS OF PARTNERSHIP AND REIT
       -----------------------------------------------------------------

      6.1 Partnership's and REIT's Representations.  As a material inducement to
          ----------------------------------------
Contributor to enter into this Agreement and to consummate the transactions contemplated hereby, Partnership and the REIT, hereby severally make to Contributor the representations and warranties set forth in this Section 6, which representations and warranties shall be true as of the date hereof in all material respects and shall be true on the Closing Date in all material respects and shall survive the Closing for a period of eighteen (18) months.

          (a) The Partnership is duly formed and in good standing as a limited partnership of the State of Delaware and is authorized to do business in the State of New York. The REIT is a corporation duly organized in the State of Delaware and is the sole general partner of the Partnership. The REIT is authorized to do business in the State of New York and is in good standing under the laws of the State of New York.

          (b) The Partnership has all requisite partnership power and authority to carry on its business as it is currently being conducted, to accept title to the Property as herein contemplated and to execute, deliver and perform this Agreement and all documents to be executed and delivered in regard to the consummation of the transactions contemplated hereby and to perform fully its obligations hereunder and thereunder. The execution, delivery and performance by the Partnership of this Agreement and all documents to be executed and delivered in regard to the consummation of the transaction contemplated hereby have been duly authorized by all necessary partnership action on the part of the Partnership, and the Partnership shall, upon request of Contributor, deliver evidence of such authority at or prior to the Closing.

          (c) This Agreement has been, and all documents to be executed and delivered in regard to the consummation of the transaction contemplated hereby and the Partnership Agreement will be at or prior to Closing, duly executed and delivered by the Partnership and REIT, as applicable, and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement and the Partnership Agreement constitute, and all documents to be executed and delivered in regard to the consummation of the transaction contemplated hereby when so executed and delivered will constitute, legal, valid and binding obligations of the Partnership and the REIT, if a party thereto, enforceable against the Partnership and the REIT, if a party thereto, in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

          (d) Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof on the part of Partnership or the REIT as applicable, and consummation of the transactions contemplated hereby, will violate any statute, license, decree, order or regulation of any Governmental Authority, or will, at the Closing Date, breach, conflict with or result in a breach of any of the terms, conditions or provisions of any material agreement or instrument to which Partnership or the REIT is a party, or by which either of them is or may be bound, or constitute a default thereunder, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon, or give to others any interest or rights in, the Units to be issued to Contributor.

          (e) Neither Partnership nor the REIT has (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by Partnership's or the REIT's creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of Partnership's or the REIT's assets, (iv) suffered the attachment, or other judicial seizure of all, or substantially all, of

Partnership's or the REIT's assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or compromise to its creditors generally.

          (f) The Partnership Agreement of Partnership delivered to Contributor is a true and complete copy thereof (except that Exhibit A annexed thereto is incomplete), has not been modified or amended, and Partnership and REIT shall not amend the Partnership Agreement prior to Closing in any way that will materially adversely affect Contributor as a member of the Partnership; REIT shall amend the Partnership Agreement to permit limited partners to pledge their Units in a manner consistent with Section 2(a) of the Lock-Up and Registration Rights Agreement.

          (g) The Units to be issued to Contributor hereunder have been duly authorized for issuance to Contributor and, upon such issuance, will be validly issued, fully paid and non-assessable and will not be subject to any preemptive rights upon their issuance.

          (h) No consent, waiver, approval or authorization of, or filing, registration or qualification with, or notice to, any Governmental Authority or any other Person is required to be made, including, but not limited to, any governmental bodies, agencies, tenants, partners or lenders, in connection with the execution, delivery and performance of this Agreement.

          (i) Partnership qualifies as a partnership for Federal income tax purposes.

          (j) The written information set forth on Schedule 6.1(j) hereto pertaining to Partnership and the REIT that has been furnished to Contributor by Partnership in connection with its purchase of Units did not contain, as of the date thereof, an untrue statement of a material fact and did not omit, as of such date, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and there has been no material adverse change since the date of such written information.

          (k) Unless and until the Board of Directors of the REIT determines that it is not in the best interest of the REIT to qualify as a real estate investment trust under the

Code, the REIT covenants that it shall operate its business in a manner to qualify, and intends to make an election to qualify, as a real estate investment trust under the Code commencing with its taxable year ending December 31, 1997.

          (l) Partnership covenants that it shall cooperate with Contributor and provide to Contributor or Hancock, as required, the documents required by the Hancock Mortgage to be provided by a transferee of the Property to obtain the Hancock consent to the transaction contemplated by this Agreement.

      6.2 Contributor's Right To Terminate.  Without limiting any of the rights
          --------------------------------
of Contributor elsewhere provided for in this Agreement, it is agreed that the obligation of Contributor to close title under this Agreement is conditioned upon the material accuracy of all of Partnership's and REIT's warranties and representations hereunder and the due compliance by Partnership and REIT of all of its agreements set forth in this Agreement. If, on or before the Closing Date, Contributor determines that any of Partnership's or REIT's representations or warranties are untrue, then, in addition to any other legal remedies available to Contributor, Contributor may, prior to Closing, elect to terminate this Agreement by notice given to Partnership, in which event this Agreement shall terminate and the parties shall be free of all liability to each other under this Agreement, except with respect to those obligations which survive the termination of this Agreement, provided, however, that if Contributor makes such
                               --------  -------
determination prior to or at the Closing, it shall give to Partnership notice of same and a reasonable opportunity (not exceeding 30 days) to cure prior to making its election to terminate this Agreement.

      6.3 Survival of Representations.  All of the representations and
          ---------------------------
warranties of Partnership or REIT set forth in this Agreement, made by either REIT or Partnership, as the case may be, as of the date of this Agreement, shall also be deemed made as of the Closing Date. A breach of any of either REIT's or Partnership's representations or warranties made herein which expressly provide that such representations or warranties survive the Closing, shall be enforceable after the Closing Date to the extent such representations or warranties were not true on the date hereof and on the Closing Date.

                                  SECTION 7.
                            CLOSING AND ADJUSTMENTS
                            -----------------------

      7.1 Closing.  The closing of the transaction contemplated herein (the
          -------
"Closing") shall be held at the offices of Weil, Gotshal & Manges LLP, 767 Fifth
--------
Avenue, New York, NY, on October 31, 1997 (the "Closing Date"), commencing at
                                                ------------
10:00 a.m. and shall continue until completion, unless the parties mutually agree in writing upon another place, time or date.

      7.2 Possession.  Legal possession of the Property shall be delivered to
          ----------
Partnership at the Closing, subject to the Permitted Exceptions.

      7.3 Apportionments and Payments.  With respect to the Property, the
          ---------------------------
following shall be apportioned between Contributor and Partnership as of 11:59 P.M. of the day immediately preceding the Closing Date and the net amount thereof shall either be paid by Partnership to Contributor, or by Contributor to Partnership, at the Closing:

          (a) Taxes.  Real property taxes and general and special assessments
              -----
upon the Property shall be adjusted and prorated, as of the Closing Date on the basis of the fiscal year for such taxes and assessments (the "Tax Year"). If
                                                              --------
the Closing shall occur before the real property tax rate for the Tax Year is fixed, the apportionment of taxes shall be made on the basis of the taxes assessed for the preceding Tax Year. After the real property taxes are finally fixed for the Tax Year in which the Closing occurs, Partnership and Contributor shall make a recalculation of the apportionment of such taxes, and Partnership or Contributor, as the case may be, shall make an appropriate payment to the other based on such recalculation. To the extent that either the Contributor or Partnership shall obtain any real estate tax abatement with respect to the Property which is applicable to the year in which the Closing occurs, the amount of the net proceeds of such tax abatement shall be prorated through the Closing Date if, as and when such proceeds are paid or applied (and if applied, Partnership shall promptly after notice of such application remit to Contributor its share) by the applicable Governmental Authority (it being understood that to the extent any tenant shall be entitled to any portion of such tax abatement, that such portion shall be turned over to Partnership to remit to such tenant and shall be deducted from any tax abatement proceeds in connection with calculating the net proceeds thereof). If Partnership receives any real estate tax refund applicable to any year prior to the year in which the Closing occurs, or if any such tax abatement is applied, then Partnership shall immediately remit any such refund or amount applied to Contributor (it being understood that to the extent any tenant shall be entitled to any portion of such tax abatement, that such portion shall be turned over to Partnership to remit to such tenant and shall be deducted from any tax abatement proceeds in connection with calculating the net proceeds thereof).

          (b) Certiorari:  If any certiorari or other proceedings for the
              ----------
reduction of real estate taxes are pending at the Closing Date, Partnership shall take over the prosecution of such action with counsel of Partnership's choice; provided, however, that Partnership will not settle or compromise such
        --------  -------
pending action other than for immediate payment without Contributor's prior written consent. Any tax refund resulting from such proceeding, net of Contributor's and Partnership's costs of prosecuting the same, and after deducting any refunds required to be made to tenants pursuant to Leases, shall be apportioned between Contributor and Partnership in the same proportion that real estate taxes for such tax year are apportioned.

          (c) Utilities:  If the Closing shall occur before the actual amount of
              ---------
utilities, water or sewer meter charges or other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the apportionment of such utilities, water or sewer meter charges or other operating expenses shall be upon the basis of a reasonable estimate by Contributor of such utilities, water or sewer meter charges or other operating expenses for such month. Subsequent to the Closing, when the actual amount of such utilities, water or sewer meter charges or other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the parties agree to adjust the proration of such utilities, water or sewer meter charges or other operating expenses and, if necessary, to refund or repay such sums as shall be necessary to effect such adjustment.

          (d) Rents.  Except as provided in Section 9.3 or 9.4, prepaid rent,
              -----
nondelinquent rents, delinquent rents, operating expense recoveries, tax reimbursements under the Leases and any other sums payable as rent or additional rent under any of the Leases (collectively, "Rents") shall be adjusted and
                                             -----
prorated as of the Closing Date as follows:

          (1) With respect to prepaid Rents received by Contributor prior to the Closing Date relating to the calendar month in which the Closing occurs or thereafter, such Rents shall be adjusted at the Closing between Contributor and Partnership.

          (2) With respect to delinquent Rents which, as of the Closing Date, are delinquent for a period of no greater than one (1) month, to the extent that Partnership receives such Rents under the Leases (including monthly payments of escalation rents and "pass throughs"), which Rents relate to the period of time prior to the Closing Date, Partnership shall render an accounting to Contributor with respect thereto, and the amount of such Rents shall be applied in the following order of priority: (i) first, to the calendar month in which the Closing occurred, (ii) then to the calendar month(s) following the calendar month in which the Closing occurred, and (iii) then to the calendar month(s) immediately preceding the calendar month in which the Closing occurred, until such tenant is current on Rents.

          (3) At the end of the fiscal year in which the Closing occurs with respect to which escalation rents and "pass throughs" are payable under each Lease, there shall be a calculation of the portion of such rents to which Contributor shall be entitled, which portion shall be equal to a fraction, the numerator of which is the number of days in said fiscal year with respect to each such Lease which elapsed prior to the Closing Date and the denominator of which is the total number of days in said fiscal year, and Partnership shall be entitled to the remaining portion of such Rents. If Contributor has received escalation rents or "pass throughs" with respect to any Lease for a fiscal year in excess of the amount to which it is entitled pursuant hereto, such excess shall be paid by Contributor to Partnership within ten (10) business days after the date of such calculation. If Partnership has received escalation rents or "pass throughs" with respect to any Lease for such fiscal year in excess of the amount to which it is entitled pursuant hereto, such excess shall be paid by Partnership to Contributor within ten (10) business days after the date of such calculation.

          (4) If any tenant shall dispute the calculation of any escalation rents or "pass throughs" relating to the period prior to the Closing Date, or there shall be a reconciliation of such amounts and such dispute or reconciliation shall result in a rent credit being owed to any such tenant, then Contributor shall remit such amount to Partnership and Contributor shall indemnify and hold Partnership harmless from any and all claims, suits, actions, damages and expenses resulting from Contributor's failure to remit such sums.

              (5) After Closing, Partnership shall bill tenants for unpaid escalation rents and "pass throughs" as required by the Leases. Partnership shall use reasonable business efforts to collect any and all rents due pursuant to the Leases. After Closing, Contributor shall have no right to commence any legal proceedings or take other actions to collect any amounts which may be owed by any Tenants.

              (6) With respect to additional rent due for services provided by Contributor to tenants prior to Closing, such as, by way of example only, overtime HVAC, freight elevator, and special cleaning, Contributor shall bill such tenants for all services performed for such tenants prior to the Closing Date and Contributor shall be entitled to receive the full amount so billed. If, after the Closing Date, Partnership receives any payments on account of any such bill, Partnership shall immediately remit the amount so received to Contributor.

          (e) Fuel Oil.  Fuel oil at the Property shall be apportioned as of the
              --------
Closing Date at Contributor's cost therefor as evidenced by bills for deliveries made within three (3) days of Closing.

          (f) Service Contracts.  Charges under service contracts, to the extent
              -----------------
the same are assignable and are assigned to, and assumed by, Partnership, or otherwise taken subject to, shall be apportioned as of the Closing Date.

          (g) License/Permit Fees.  Annual license, permit and inspection fees,
              -------------------
provided that Contributor's rights thereunder (or with respect thereto) are transferable and are transferred to Partnership shall be apportioned as of the Closing Date.

          (h) Wages.  Wages, payroll taxes, welfare benefits, accrued vacation
              -----
and sick leave pay and other fringe benefits for any employees located at the Property who provide services with respect to the Property shall be apportioned based on the period covered by such expenses and/or accruals.

          (i) Security Deposits.  An amount equal to all Tenant security
              -----------------
deposits and interest accrued thereon (but only to the extent such interest is payable to a tenant), if any as of the Closing Date, held by, or required to be held by, Contributor shall be paid over to Partnership at the Closing and the appropriate notice of such transfer shall be delivered to the applicable Tenant.

          (j) Hancock Fund Adjustment.  The sum of $500,000 shall be paid to
              -----------------------
Contributor, representing a portion of the fund or account held by Hancock pursuant to the Hancock Mortgage, as contemplated by Section 9.2.

          (k) Escrow Reimbursement.  At the Closing, at the election of
              --------------------
Contributor, Partnership shall either (i) remit to Urban Poole Financial, the escrow agent for Hancock, the amount held by it, to the extent sums, including any interest, are held for taxes to be incurred after the Closing, or (ii) pay such amount directly to Contributor.

          (l) Other Apportionments.  Except as otherwise provided for herein,
              --------------------
the Customs In Respect to Title Closings recommended by The Real Estate Board of New York, Inc. shall apply with respect to all apportionments under this Agreement.

      7.4 Timing of Calculations; Cooperation.  Contributor and Partnership
          -----------------------------------
agree to use reasonable efforts to reconcile, prorate and adjust all of the foregoing items within five (5) business days before the Closing Date. In the event any adjustments or prorations made pursuant to this Agreement are, subsequent to the Closing, found to be erroneous, then either party hereto who is entitled to additional amounts shall invoice the other party for such additional amounts as may be owing, and such amounts shall be paid promptly by the other party upon receipt of invoice. Such invoice shall be accompanied by reasonable substantiating evidence. The provisions of this Section shall survive the Closing.

      7.5 Closing Costs.  Partnership shall pay, on the Closing Date, the title
          -------------
insurance premium for the Title Policy, any survey charges, any recording and filing charges and fees to record the documents evidencing the conveyance of the Property and all costs and charges of the Closing and consummation of the purchase and sale transaction contemplated in this Agreement as customarily charged to and payable by Partnership in such transactions in New York City. Contributor shall pay, on the Closing Date, the New York

State Real Estate Transfer Tax and New York City Real Property Transfer Tax imposed on the conveyance of the Property and all other customary fees, costs and charges of the closing and consummation of the purchase and sale transaction contemplated in this Agreement as customarily charged to and payable by the Contributor in such transactions in New York. Notwithstanding the foregoing, each party shall pay its own attorneys' fees and the fees of any accountants and/or advisers incurred, in connection with the transactions contemplated in this Agreement.

      7.6 Contributor's Obligations at the Closing.  On or prior to the Closing,
          ----------------------------------------
unless waived by Partnership in its sole discretion (provided, however, the
                                                     --------  -------
conditions set forth in Section 7.6(n) and Section 7.6(cc)(ii) cannot be waived), the Contributor shall fulfill the following conditions and deliver or cause to be delivered the items set forth in subparagraph 7.6(c) through (ee) to Partnership or as directed by Partnership, at Contributor's sole cost and expense, the following:

          (a) Representations and Warranties.  The representations and
              ------------------------------
warranties made by Contributor in Section 5 hereof shall be true and correct in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of such date.

          (b) Performance.  Contributor shall have performed and complied in all
              -----------
material respects with all agreements, obligations, covenants and conditions required herein to be performed or complied with by Contributor on or prior to the Closing Date.

          (c) Deed.  Bargain And Sale Deed Without Covenants Against Grantor's
              ----
Acts (containing standard language regarding compliance with Section 13 of the Lien Law of the State of New York) for the Property (the "Deed" in form annexed
                                                          ----
hereto as Exhibit M), so as to convey to Partnership good and insurable fee
          ---------
simple title to the Property, free and clear of (except as otherwise provided in Section 4.1(c)) (i) all mortgages (except for the Hancock Mortgage) and liens and (ii) all other encumbrances whatsoever including all other title exceptions except for Permitted Exceptions, which Deed shall be in recordable form, duly executed and acknowledged. Contributor shall execute and deliver to Partnership, on the delivery of the Deed at the Closing or, at Partnership's option, thereafter, on demand, all proper instruments for the assignment and collection of any Award.

          (d) Assignment and Assumption of the Ground Lease. An Assignment and
              ---------------------------------------------
Assumption of the Ground Lease in form annexed hereto as Exhibit N.

          (e) Bill of Sale.  A bill of sale (the "Bill of Sale") in the form of
              ------------                        ------------
Exhibit "C" annexed hereto and made a part hereof, conveying, transferring and
-----------
selling to Partnership all right, title and interest of Contributor in and to all of the Tangible Personal Property and any other personal property of Contributor being sold to Partnership, if any, which Bill of Sale shall contain a warranty that such property is free and clear of all liens, encumbrances and security interests (other than the Permitted Exceptions). Partnership and Contributor hereby agree that no portion of the Contribution Amount is allocated to the Tangible Personal Property.

          (f) Certificate of Occupancy.  The permanent certificate of occupancy
              ------------------------
for the Improvements, together with copies, to the extent available, of any and all other material certificates, permits or licenses that are necessary for, and issued in relation to, the normal occupancy and operations of the Improvements. For purposes hereof, "material" shall mean those items which if not obtained would have a material adverse effect on the use, occupancy, ownership or net operating income of the applicable Property. This subsection is a condition only and not a covenant by Contributor.

          (g) Licenses and Permits.  Originals or copies of all (i)
              --------------------
certificates, inspections, licenses and permits, which for the purpose of this subsection shall not include the certificate of occupancy, pertaining to the Property or which may be required for the use or occupancy thereof, if any, (ii) records and other documents pertaining to the ownership, operation and maintenance of the Property as may be in Contributor's possession and (iii) the most recent "as-built" set of specifications and plans for the design and supervision of the construction of the Buildings as may be in Contributor's possession. This subsection is a condition only and not a covenant by Contributor.

          (h) Guarantees and Warranties.  To the extent in effect, all
              -------------------------
assignable guarantees and warranties that Contributor has received in connection with any construction, inspection, maintenance or other work or services performed or to be performed with respect to, or equipment installed in, any of the Property.

          (i) Lease Assignments.  Assignments and Assumptions of the Leases,
              -----------------
Rents and Security Deposits (the "Assignment of Leases") in form attached hereto
                                  --------------------
as Exhibit E.
   ---------

          (j) Leases.  Each Lease as well as all correspondence and notices
              ------
(which correspondence and notices are in Contributor's possession) between Contributor and the tenants under the Leases and, to the extent in the Contributor's possession, any building plans and specifications related to the Leases.

          (k) FIRPTA.  An executed Affidavit of Non-Foreign Status, in form
              ------
acceptable to Partnership, certifying that Contributor is not a "foreign person" pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, in the form attached hereto as
Exhibit F.
---------

          (l) Certificate.  In form and substance reasonably satisfactory to
              -----------
Partnership and Partnership's attorneys, a certificate of a general partner of the Contributor certifying that annexed thereto is evidence of the consent of the partners authorizing the transfer of the Property, to the extent required by such partnership agreement.

          (m) Opinion.  Opinion of Contributor's counsel in form and substance
              -------
reasonably satisfactory to Partnership and Partnership's counsel as is customarily requested for transactions of this type but not dealing with title matters, but including an opinion that neither the consent of the limited partners of Vic Associates nor of Gladwater Associates is required to consummate the transaction contemplated by this Agreement.

          (n) Consent of Hancock.  The consent of Hancock to the transactions
              ------------------
contemplated by this Agreement as pertain to Hancock, including proof of payment of all fees and expenses owed to Hancock by Contributor as a result of this transaction and obtaining said consent and such agreements as may be required by provisions of the Hancock Mortgage including the consent, estoppel and waiver of Hancock to permit the transfer of the Property pursuant to this Agreement. This subsection is a condition only which cannot be waived by Partnership; it is not a covenant by Contributor.

          (o) Keys.  Copies of any keys in Contributor's possession to entrance
              ----
doors and equipment and utility rooms
located in the Property, which keys shall be properly tagged for identification and any equipment or computer software used in connection with operating the heating, ventilating, air conditioning and other mechanical systems in the Improvements.

          (p) Payment of Taxes.  At the Closing, Contributor shall deliver to
              ----------------
Partnership such certified checks, or an official bank check as shall be necessary for the satisfaction of all (i) transfer taxes, recording taxes and charges, including document stamps in connection with this transaction, and (ii) all other conveyance taxes which are the obligation of Contributor under law.

          (q) Other Agreements.  All consents, modifications, supplements,
              ----------------
letters, certificates and other agreements otherwise reasonably required or contemplated hereunder.

          (r) Contributor's Certificate.  A certificate from Contributor
              -------------------------
certifying to Partnership that the representations, warranties contained in this Agreement are true and correct in all material respects as of the Closing Date.

          (s)  Omitted.
               -------

          (t) Evidence of Authority.  Such organizational and authorizing
              ---------------------
documents of each party comprising Contributor as shall be reasonably required by the Title Company to evidence Contributor's authority to consummate the transactions contemplated by this Agreement.

          (u) Assignment.  A duly executed and acknowledged counterpart
              ----------
Assignment in the form attached to this Agreement as Exhibit D (the
                                                     ---------
"Assignment").
 ----------

          (v) Tenant Notices.  Duly executed notices to all tenants or lessees
              --------------
under the Leases in form attached hereto as Exhibit H.
                                            ---------

          (w) Original Documents.  The original of all Leases, Equipment Leases,
              ------------------
Contracts and Estoppel Letters.

          (x) Transfer Tax Forms.  All transfer tax and other tax returns,
              ------------------
including the New York State Form TP-584 and the New York City RPT Form, which Contributor is required by law to execute and acknowledge and to deliver, either individually or together with Partnership, to any governmental authority as a result of the sale, together with checks made payable to the appropriate governmental authority in the required amounts.

          (y) Records and Files.  All records and files which are in the
              -----------------
possession of Contributor relating to the current operation and maintenance of the Property, including, without limitation, current tax bills, current water, sewer, utility and fuel bills, payroll records, billing records for tenants, repair and maintenance records and the like which affect or relate to the Premises. The parties agree to cooperate so that, to the extent practical, deliveries of background records at or prior to the Closing which Partnership desires to have delivered to it will be identified to the satisfaction of the parties at the Closing without actual delivery and will be deemed delivered although in fact retained in the management office located at the Premises.

          (z) Investor Questionnaire.  An executed investor questionnaire
              ----------------------
executed by Contributor, Vic Associates, Gladwater Associates, Kenneth Gladstone, Lucille Gladstone and such other Permitted Distributees as Contributor may select (in substantially the form attached hereto as Exhibit I)
                                                                     ---------
and a certificate by such signatory that the representations and warranties set forth in such Person's questionnaire is true and correct on the date thereof.

          (aa) Lock-up and Registration Rights Agreement. Contributor shall
               -----------------------------------------
enter into a Lock-Up and Registration Rights Agreement dated the Closing Date in substantially the form attached hereto as Exhibit J.
                                          ---------

          (bb) Make Good Agreement.  Contributor shall at Closing enter into the
               -------------------
Make Good Agreement in substantially the form of Exhibit Q (the "Make Good
                                                                 ---------
Agreement").
---------

          (cc) (i) The Tenant's Ground Lease Estoppel executed by Contributor in the form annexed hereto as Exhibit B-2.

               (ii) The Ground Lease Estoppel executed by Hancock. This subsection is a condition only, which cannot be waived by Partnership; it is not a covenant by Contributor.

          (dd) The obligations of Contributor set forth in Section 5.3(f) shall have been complied with in all material respects.

          (ee) Written designation of the Persons who are Permitted Distributees as defined in the Make Good Agreement.

      7.7 Partnership's Obligations at the Closing.  On or prior to the Closing,
          ----------------------------------------
unless waived by Contributor in its sole discretion, Partnership and REIT, as applicable, shall fulfill the following conditions and deliver or cause to be delivered the items set forth in subparagraphs 7.7(c) through (m) to Contributor or as directed by Contributor, at Partnership's sole cost and expense the following:

          (a) Representations and Warranties.  The representations and
              ------------------------------
warranties made by Partnership and the REIT in Section 6 hereof shall be true and correct in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of such date.

          (b) Performance.  Partnership and the REIT shall have performed and
              -----------
complied in all material respects with all agreements, obligations, covenants and conditions required herein to be performed or complied with by Partnership on or prior to the Closing Date.

          (c) Units.  A total of 890,869 Units issued in the name of Contributor
              -----
or appropriately designated and qualified Permitted Distributees in such amounts as requested by Contributor in writing but in no event more than 890,869 Units in total.

          (d) Evidence of Authority.  Such organizational and authorizing
              ---------------------
documents of Partnership as shall be reasonably required by Contributor authorizing Partnership's acquisition of the Property and issuance of the Units pursuant to this Agreement and the execution of this Agreement and any documents to be executed by Partnership at the Closing.

          (e) Assignment.  Duly executed and acknowledged counterparts of (i)
              ----------
Assignment, (ii) Assignment and Assumption of Ground Lease and (iii) Assignment and Assumption of Leases, Rents and Security Deposits.

          (f) Transfer Tax Forms.  Duly executed and acknowledged transfer tax
              ------------------
forms described in Section 7.6(x).
                   --------------

          (g) Opinion.  An opinion of Partnership's counsel, and of REIT's
              -------
counsel as applicable, in form and substance reasonably satisfactory to Contributor and Contributor's counsel with respect to the legal existence and good standing of Partnership and the REIT, respectively, the due authorization, execution, delivery and enforceability of this Agreement, the Lock-Up and Registration Rights Agreement, the Make Good Agreement and all other documents to be delivered at the Closing by Partnership or the REIT, as applicable, that the Units are validly issued and non-assessable, and the issuance of Units to Contributor is exempt from registration under applicable federal and state Legal Requirements, that the Partnership qualifies as a partnership for federal income tax purposes, that the Partnership Agreement, as amended by the Second Amendment to Agreement of Limited Partnership in substantially the form attached hereto as Exhibit R, when such Second Amendment is duly executed and delivered by the REIT and the Partnership, will be duly authorized, executed, delivered and enforceable, and that the REIT is organized in conformity with the requirements for qualification as a real estate investment trust for federal income tax purposes.

          (h) Certificates and Organizational Documents.  A duly executed and
              -----------------------------------------
acknowledged secretary's certificate of the REIT certifying that annexed thereto
(i) is a true and correct copy of Partnership's Partnership Agreement and Certificate of Limited Partnership and all amendments thereto, if any, as filed in its jurisdiction of formation; and the same have not been otherwise limited, modified or amended, and are in full force and effect, (ii) are duly adopted resolutions authorizing the consummation of the transactions contemplated by this Agreement on its own behalf and as general partner of Partnership on behalf of the Partnership, (iii) is a true and correct copy of the REIT's Certificate of Incorporation and By-laws and all amendments thereto and that such have not been otherwise limited, modified or amended, and are in full force and effect, and (iv) are good standing certificates of the REIT, and (v) are true copies of all documents delivered by the REIT to Contributor in connection with this transaction.

          (i) Incumbency.  An incumbency certificate certifying the authority of
              ----------
the officers of the REIT, in its own behalf and as general partner of Partnership, to execute and deliver this Agreement and all related Closing documents.

          (j) Partnership's Certificate.  A certificate from Partnership and the
              -------------------------
REIT, as appropriate, certifying to Contributor that the representations and warranties of Partnership and the REIT contained in this Agreement are true and correct as of the Closing Date.

          (k) Lock-Up and Registration Rights Agreement. The REIT shall execute
              -----------------------------------------
and deliver to the Contributor the Lock-Up and Registration Rights Agreement dated as of the Closing Date in substantially the form attached hereto as Exhibit "J".
-----------

          (l) Omitted.
              -------

          (m) Indemnity.  An indemnity agreement, in the form attached as
              ---------
Exhibit O in which Partnership indemnifies Contributor and each of its direct and indirect partners and equity owners from any liability under the Hancock Mortgage that occurred after Closing.

          (n) Agreements with Hancock.  Such agreements as may be required by
              -----------------------
the Hancock Mortgage, including the consent, estoppel and waiver of Hancock, to permit Hancock to approve transfer of the Property pursuant to this Agreement.

          (o) Assumption Agreements.  Such assumption agreements as Contributor
              ---------------------
may reasonably request, consistent with this Agreement, so that the Partnership assumes Contributor's liability under service contracts, Leases, brokerage agreements and other agreements by which Contributor is now bound and which are set forth or described in this Agreement and assigned or assumed by Partnership and indemnifies Contributor from any claims with respect thereto accruing after the Closing.

          (p) Make Good Agreement.  Partnership and REIT shall, at the Closing,
              -------------------
execute and deliver to Contributor the Make Good Agreement.

          (q) Omitted.
              -------

          (r) Reserve  Account.  The payment due under Section 9.2., if any.
              ----------------

          (s) Notice to Tenant.  A notice to any tenant in the form of Exhibit H
              ----------------
owing any funds to Contributor, other than rent, approved by Partnership to pay such funds directly to Contributor.

          (t) Certification as to Unit Issuance.  A certificate of the REIT, as
              ---------------------------------
general partner of Partnership, certifying that Contributor has been or will be, effective on such Closing Date, admitted as a limited partner of Partnership and that Partnership's books and records indicate or will indicate that Contributor is the holder of the number of Units which is called for pursuant to this Agreement.

          (u) Escrow Reimbursement.  The payment due (if any) under Section
              --------------------
7.3(k).

      7.8 Insurance.  Contributor's existing liability and property insurance
          ---------
pertaining to the Property shall be canceled as of the Closing Date, and Contributor shall receive any premium refund due thereon.

      7.9 Merger.  Partnership will, at Closing, execute, acknowledge and
          ------
deliver to Contributor, a written instrument, in form reasonably approved by Contributor, in which Partnership shall (a) represent to the Contributor at Closing that Partnership knows, has examined and has investigated to Partnership's satisfaction the books, records and leases of the Contributor as well as the physical nature and condition of the Property, including the existing building and Improvements and the Personalty, and has had, or has had the opportunity to have, an environmental engineer, a structural engineer and a mechanical engineer examine the Property, including, but not limited to, the roof and basement thereof and all systems and mechanical apparatuses used therein; and (b)(i) acknowledge that it has been advised by its engineers of the condition of the Property and, notwithstanding any adverse matters reported to it by its engineers, is nevertheless satisfied with the physical condition of the Property; (ii) that neither Contributor nor any real state broker, agent, officer, employee, servant or representative of Contributor has made any representations whatsoever regarding the subject matter of this transaction or any fact thereof including, without limitation, representations as to the physical nature or condition of the Property, the existing leases or tenancies, the existing or projected rents, existing or future expenses, the assets or liabilities, fixed or contingent, of the Contributor or any other matter or thing affecting or related to the Property or the operation thereof, except as specifically set forth in this Agreement, and Partnership has agreed to close hereunder with the Property "as is" and in its condition as of the date of Closing, subject to the express provisions of this Agreement; and (iii) Partnership has not relied upon and does not rely upon and Contributor is not liable for or bound in any manner by, express or implied warranties, guaranties, promises, statements, representations, "set-ups", proposals or information pertaining to the Property, the rents, expenses and operations thereof made or furnished by Contributor or by any real estate broker, agent, officer, employee, servant or other person representing or purporting to represent the Contributor, to whomsoever made or given, directly or indirectly, verbally or in writing, unless such warranties, guaranties, promises, statements, representations or information are expressly or specifically set forth in this Agreement.

     7.10 Full Performance.  Partnership agrees that the acceptance of the Deed
          ----------------
and Assignment and Assumption of the Ground Lease by Partnership shall be deemed to be a full performance and discharge of every covenant, condition, agreement and obligation on the part of Contributor hereunder and no representation, warranty, agreement, covenant or condition, express or implied, of Contributor shall survive the Closing except those which are herein specifically stated to survive the Closing.

                                  SECTION 8.
                                    DEFAULT
                                    -------

     8.1  Breach by Contributor.
          ---------------------

          (a) Pre-Closing.  In the event that Contributor shall breach or
              -----------
default in the performance of any of its obligations to be performed prior to Closing or fail to consummate the transaction contemplated by this Agreement for any reason (except Partnership's breach or default under this Agreement or a termination of this Agreement by Partnership or Contributor pursuant to a right to do so under any provision hereof) and Partnership is ready, willing and able to Close, Partnership, as Partnership's sole and exclusive remedy, may either:
(1) terminate this Agreement in which event this Agreement shall terminate and neither party shall have any obligations hereunder to the other except with respect to those obligations that survive termination of this Agreement; or (2) except as herein limited, pursue the remedy of specific performance of Contributor's obligations under this Agreement, provided that (i) any such suit for specific performance must be filed within one hundred twenty (120) days after Partnership first becomes aware of the breach or default by Contributor,
(ii) Partnership is not in breach or
default in the performance of its obligations under this Agreement, and (iii) Partnership has offered in writing to tender the Units if it is successful in its action for specific performance. Nothing contained in this Agreement shall provide Partnership with the right to sue for specific performance if Contributor has failed in its efforts to fulfill all or any of the conditions set forth in Sections 7.6(f), 7.6(n), or 7.6 (cc)(ii).

          (b) Post-Closing.  In the event that this transaction closes and
              ------------
Contributor shall have breached or defaulted in any material respect the performance of any of its representations, warranties or covenants which by the express terms of this Agreement survive the Closing, or if there is any breach in a Contributor's Estoppel with respect to which a timely claim is made under
Section 3.2(c), unless such breach or default or misrepresentation was known by Partnership at Closing, Partnership may pursue Contributor for actual damages, provided Partnership asserts the claim within the survival period. For the purpose of this section, the phrase "known by Partnership" shall mean the actual knowledge of Robert Selsam who shall be deemed to have actual knowledge of all matters contained in documents set forth or referred to in this Agreement or in schedules to this Agreement including Schedule 8.1(b).

Partnership hereby agrees that prior to its exercise of any right or remedy as a result of any breach or default by Contributor, Partnership will first deliver written notice of said breach or default to Contributor and give Contributor thirty (30) days thereafter in which to cure said breach or default, if Contributor so elects.

      8.2 Termination of this Agreement.  If any of the following shall occur,
          -----------------------------
Partnership shall have the right, as its sole and exclusive remedy, to terminate this Agreement upon notice to Contributor in which event neither party shall have any further rights or obligations hereunder except for those obligations which survive the termination of this Agreement:

          If (a) any of the Major Tenants shall have defaulted in a material obligation beyond applicable notice and grace periods under their respective Leases and such default remains uncured at the time of Closing, or (b) if any of such Leases cease to be in full force and effect, or (c)if any Major Tenant has
(i) made a general assignment for the
benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by such Major Tenant's creditors, or (iii) admitted in writing its inability to pay debts as they become due;

      8.3 Further Assurances.  Each party hereto and the REIT will, from time to
          ------------------
time, execute and deliver to the other all such other and further instruments and documents and take or cause to be taken all such other and further action as such party may reasonably request in order to effect the transactions contemplated by this Agreement, including, but not limited to, instruments or documents reasonably deemed necessary or desirable by such party to effect and evidence the conveyance of the Property and the issuance of the Units in accordance with the terms of this Agreement.

      8.4 Breach by Partnership.  In the event that Partnership fails to
          ---------------------
consummate the transaction contemplated by this Agreement, Contributor may terminate this Agreement, which shall be Contributor's sole remedy and relief hereunder in which event this Agreement shall terminate and neither party shall have any obligations hereunder to the other except with respect to those obligations that survive termination of this Agreement.

                                  SECTION 9.
                               FUTURE OPERATIONS
                               -----------------

          9.1  Maintenance and Contracts.  From the date of this Agreement until
               -------------------------
the Closing or earlier termination of this Agreement, Contributor will keep and maintain the Property in substantially its condition as of the date of this Agreement ordinary wear and tear and casualties excepted, maintain all Equipment Leases and Contracts necessary for the proper maintenance of the Property, and maintain all Tangible Personal Property in working order up to and at Closing.

          9.2  Relations with Hancock.  From the date of this Agreement until
               ----------------------
the Closing, or the earlier termination of this Agreement, Contributor (and if requested by Contributor, accompanied by the Partnership and REIT) shall communicate with Hancock concerning the future operations of the Property, and the Contributor, Partnership and the REIT shall cooperate and assist each other in (a) submitting to Hancock the documentation and information required pursuant to the Hancock Mortgage to obtain the consent of Hancock to this transaction, (b) endeavoring to obtain from Hancock (i) the release of (A) Contributor and all of its direct and indirect partners from any liability under the Hancock Mortgage and (B) the release to Contributor of $500,000 of the funds from the Cash Collateral Account held pursuant to the Hancock Mortgage (which the Partnership shall concurrently replenish), (ii) the termination of the Ground Lease, (iii) waivers of various requirements in the Hancock Mortgage to obtaining the consent to Hancock to the transactions contemplated by this Agreement and (iv) the right of Contributor to participate in loan restructuring and refinancing discussions which may occur when the Hancock Mortgage becomes due. In the event that Hancock refuses to release to Contributor $500,000 now held in the Cash Collateral Account Partnership shall, at the Closing, at the election of Contributor, either pay to Contributor, by wire transfer the sum of $500,000 or increase the Units delivered to Contributor at Closing, by the number of Units obtained by dividing $500,000 by the greater of the closing market price of the Shares of the REIT on the day prior to the Closing or $28.0625. In addition to the foregoing, Contributor shall have the right to obtain the release of up to $800,000 from the Cash Collateral Account to pay any brokerage commissions due under the brokerage agreement identified in item 1 of
Schedule 5.1(f).

          9.3  Litigation with Dunn-Donnelley.  Partnership is aware that there
               ------------------------------
is now pending litigation between Contributor, as plaintiff and Dunn-Donnelley Publishing Corporation as defendant concerning claims with respect to rent due under the lease between Contributor, as landlord, and Dunn-Donnelley Publishing Corporation, as tenant, prior to the date hereof, and has been provided with access to all of the papers prepared and filed in said litigation. Partnership is also aware that, at the present time, a judgment in favor of Contributor has been entered against Dunn-Donnelley Publishing Corporation on which there is now due approximately $2 million, including interest, and that Dunn-Donnelley Publishing Corporation is now appealing from said judgment. Contributor and Partnership agree that Contributor shall, at its sole cost and expense continue to prosecute the litigation and shall be entitled to retain all proceeds of such litigation including the proceeds from the judgment now entered and from any order or judgment entered subsequently or from any settlement agreement it may enter into with Dunn-Donnelley Publishing Corporation; provided, however, if a settlement agreement involves any modification of the lease with Dunn-Donnelley Publishing Corporation which would be adverse to the Property or Partnership, Partnership must consent to such modification provided neither the Property nor the Partnership suffer adversely in any way from such consent. Partnership covenants that it shall not unreasonably withhold, condition or delay its consent to any such modification. Partnership will cooperate with Contributor in its prosecution of such litigation and will, from time to time, execute, acknowledge and deliver all documents at Contributor's expense which Contributor shall reasonably request in connection with the prosecution and settlement of such litigation. Contributor shall indemnify and hold harmless Partnership from any damage, cost, or claim, including reasonable attorneys fees, as a result of the pending litigation with Dunn-Donnelley or any settlement.

          At the Closing Partnership shall execute and deliver to Contributor an assignment from Partnership, as owner of the Improvements, to Contributor of all of the rights of assignor, if any, to any and all claims in such litigation and the proceeds thereof, such assignment to be in the form of Exhibit S.

          9.4  Reimbursements From Tenants.  In the event that after the Closing
               ---------------------------
Partnership receives any funds from Instinet Corporation in payment of sums owed Contributor pursuant to Section 9 of the Fifth Lease Amendment between Kenvic Associates and Instinet Corporation dated the 14th day of June, 1996, which is estimated to be $150,000, Partnership shall promptly remit said sum to Contributor. If requested by Contributor at Closing or thereafter, Partnership shall notify Instinet Corporation to remit such sum directly to Contributor.

          9.5  Contributor Funds.  All funds whether held as cash, certificate
               -----------------
of deposits or otherwise of the Contributor as of the Closing Date shall remain the property of Contributor except for tenant security deposits which shall be turned over to Partnership pursuant to the provisions of Section 7.3(i).

           9.6 Survival.  The provisions of Sections 9.3, 9.4 and 9.5 shall
               --------
survive the Closing.

                                  SECTION 10.
                                    BROKERS
                                    -------

          Broker.  Contributor represents and warrants that Contributor has not
          ------
retained the services of any broker in connection with the transactions contemplated herein.

Contributor agrees to defend, indemnify and hold Partnership harmless from any loss, cost, damage, liability and expense, including, without limitation, attorneys' fees and disbursements, arising out of any and all claims by any broker or any other person, firm or corporation with whom Contributor has dealt or who shall claim to have acted in this transaction on behalf of Contributor. Partnership represents and warrants that Partnership has not dealt with any broker in connection with the transactions contemplated hereunder. Partnership agrees to defend, indemnify and hold Contributor harmless from any loss, cost, damage, liability and expense, including, without limitation, attorneys' fees and disbursements, arising out of any and all claims for brokerage commissions made by any broker, person, firm or corporation with whom Partnership has dealt or who shall claim to have dealt with Partnership. The provisions of this
Section 10 shall survive the Closing or earlier termination of this Agreement.

                                  SECTION 11.
                          CONDEMNATION AND DESTRUCTION
                          ----------------------------

      11.1 Condemnation.  If, prior to the Closing Date, all or any significant
           ------------
portion of the Property is taken by eminent domain (or is the subject of a pending or contemplated taking that has not been consummated), then Contributor shall immediately notify Partnership of such fact and Partnership shall have the option to terminate this Agreement upon notice to Contributor given not later than thirty (30) days after receipt of Contributor's notice and the provisions of this Section shall apply. For purposes of this Section, a "significant
                                                               -----------
portion" includes (i) office space greater than 1,000 sq. ft., (ii) any portion
-------
of the Improvements which may be replaced without diminution in office space of more than 1,000 sq. ft. for a cost estimated by Partnership to exceed $50,000 (the "Threshold Amount") (iii) any means of ingress thereto or egress therefrom,
      ----------------
or (iv) any easements, utilities, services or view enjoyed by the Property, provided, however, any such taking shall result in a material adverse effect on
--------  -------
the use, occupancy, or value of the Property. If Partnership does not exercise this option to terminate this Agreement, or if an insignificant portion (i.e.,
                                                                         ----
not a significant portion) of the Property is taken by eminent domain, then either (x) there shall be a fair and equitable adjustment of the Contribution Amount, or (y) at the option of Partnership, in lieu of such adjustment, Contributor shall assign and turn over, and Partnership shall be entitled to receive and keep, all rights to claim and receive all awards for the taking by eminent domain.

      11.2 Casualty.  If a material part of any of (i) the Improvements, or (ii)
           --------
any means of ingress thereto or egress therefrom, is destroyed by fire, water or other casualty ("material" herein deemed to be any destruction greater than
                 --------
"immaterial" as defined below), then Contributor shall notify Partnership of
-----------
such fact and Partnership shall have the option to terminate this Agreement upon notice to Contributor given not later than thirty (30) days after receipt of Contributor's notice and the provisions of this Section shall apply; provided,
                                                                     --------
however, that any such casualty shall result in a material adverse affect on the
-------
use, occupancy, or value of the Property. If Partnership shall decide not to terminate this Agreement, then at Closing Contributor shall assign all insurance proceeds relating to such casualty to Partnership plus any deductible, but less any sums necessary to reimburse it for expenses reasonably incurred to collect such proceeds or perform repairs, and Partnership shall proceed to Closing in accordance with the terms hereof. In the event that there is damage to or destruction of an immaterial part of any Improvements, means of ingress or egress or the Tangible Personal Property by fire, water or other casualty, at the election of Contributor either (x) the damage shall be repaired by Contributor and the Closing Date shall be adjourned at Contributor's request for one or more specified periods, not exceeding one hundred twenty (120) days in the aggregate, in order to permit Contributor to make such repairs, or (y) at the Closing, Contributor shall assign all insurance proceeds relating to such casualty to Partnership, plus the deductible amount (less any sums necessary to reimburse it for expenses reasonably incurred to collect such proceeds or to perform necessary repair work), and Partnership shall proceed to Closing in accordance with the terms hereof. If Contributor elected the option under clause (x), and if such repairs are not completed within said one hundred twenty
(120) day period, Partnership may elect: (1) to postpone the Closing Date for one or more further periods until such repairs are completed, or (2) to close notwithstanding that such repairs have not been completed, and Contributor shall assign to Partnership all insurance proceeds relating to such casualty plus any deductible, less any sums necessary to reimburse it for expenses reasonably incurred to collect such proceeds or perform such work. An "immaterial" part of
                                                             ----------
any of the Improvements, means of ingress or egress or Tangible Personal Property shall be deemed to have been damaged or destroyed if the total cost of repair or replacement shall be the Threshold Amount or less, as long as ingress and egress is nonetheless possible.

     11.3 Partnership and Contributor each hereby waives the New York Vendor and Partnership Risk Act (GOL (S) 5-1311) and agree that the provisions of this
Section 11 shall govern the respective rights and obligations of Partnership and Contributor with respect to the subject matter of this Section.

                                  SECTION 12.
                                 MISCELLANEOUS
                                 -------------

      12.1 Amendment.  This Agreement may not be changed, modified, supplemented
           ---------
or terminated, except by an instrument executed by all of the parties hereto.

      12.2 Mechanics' Liens.  In compliance with Section 13 of the Lien Law of
           ----------------
the State of New York, Contributor shall receive the Contribution Amount and shall have the right to receive the Contribution Amount as a trust fund to be applied first for the purpose of paying any contractor, subcontractor or materialman in connection with the construction by Contributor of any improvements on any of the Property and Contributor shall apply the same first to the payment of same before using any of the Contribution Amount for any other purpose. The provisions of this Section shall survive the Closing.

      12.3 Entire Agreement.  This Agreement constitutes the entire agreement
           ----------------
among the parties hereto with respect to the transactions contemplated hereunder. Except as, and solely to the extent expressly set forth in this Agreement, and the Exhibits and Schedules hereto, none of the parties hereto and none of their respective employees, agents, officers or partners has made any oral or written representations, warranties or statements of any nature or kind whatsoever, whether express or implied, with respect to the transactions contemplated under this Agreement. Except as may be expressly set forth in this Agreement or the exhibits or schedules hereto, Contributor is not relying on any representations or warranties of Partnership or Partnership's agents or employees. Partnership acknowledges that Partnership has made independent investigations and examinations of the Property and except as may be expressly set forth in this Agreement or the exhibits or schedules hereto, Partnership is not relying on any representations or warranties of Contributor or Contributor's agents or employees.

      12.4 Successors/Assigns.  This Agreement shall be binding upon, and shall
           ------------------
be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns; provided,
                                                                 --------
however, that this Agreement may not be assigned (except by operation of law) by
-------
any party without the prior written consent of the other parties, and any attempted assignment without such consent shall be void and of no effect.

      12.5 Titles.  The titles and captions of the Articles, Sections and
           ------
paragraphs of this Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Agreement.

      12.6 Severability.  If any provision of this Agreement, or the application
           ------------
thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by Partnership to effect such replacement.

      12.7 Equitable Remedies.  The parties hereto agree that irreparable damage
           ------------------
would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.
It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and subject to the limitations of Section 8.1(a) to enforce specifically the terms and provisions hereof in any federal or state court located in the State of New York (as to which the parties agree to submit to jurisdiction for the purposes of such action), this being in addition to any other remedy to which they are entitled under this Agreement.

      12.8 Governing Law.  This Agreement shall be governed by, and construed in
           -------------
accordance with, the laws of the State of New York, without giving effect to choice of law principles.

      12.9 Omitted.
           -------

      12.10  Counterparts.  This Agreement may be executed in several
             ------------
counterparts, each of which will be deemed an original and all of which shall constitute one and the same instrument

      12.11  Notices.  Any notice, demand or communication that must or may be
             -------
given under this Agreement or by law shall, except as otherwise provided, be in writing and shall be deemed to have been given (a) when physically received by personal delivery or by telefax (which shall include the confirmed receipt of a telecopied facsimile transmission), or (b) one (1) business day after (i) being deposited in the United States Postal Service container to receive first class mail postage prepaid, or (ii) deposited with a nationally known commercial courier service providing next day delivery service (such as Federal Express); in each case addressed and delivered or telecopied as follows:

                    PARTNERSHIP:
                    -----------

                         Boston Properties Limited Partnership
                         599 Lexington Avenue
                         New York, NY  10022
                         Attention:  Robert Selsam
                         Phone:  (212) 326-4000
                         Telecopy:  (212) 326-4041

                    with a copy to:
                         Goodwin, Proctor & Hoar, LLP
                         Exchange Place
                         Boston, MA  02109
                         Attention:  Edward M. Schulman, Esq.
                         Phone:  (617) 570-1000
                         Telecopy:  (617) 523-1231

                    and with a copy to:
                         Weil, Gotshal & Manges LLP
                         767 Fifth Avenue
                         New York, NY  10153
                         Attention:  Alan J. Pomerantz, Esq.
                         Phone:  (212) 310-8402
                         Telecopy:  (212) 310-8007

                    CONTRIBUTOR:
                    -----------

                         Kenvic Associates
                         875 Third Avenue
                         New York, NY  10022
                         Attention:  Lucille Gladstone
                         Phone:  (212) 355-0500
                         Telecopy:  (212) 486-2358

                    with a copy to:
                         Warshaw Burstein Cohen Schlesinger & Kuh, LLP 555 Fifth Avenue
                         New York, NY  10017
                         Attention:  Thomas J. Malmud, Esq.
                         Phone:  (212) 984-7781
                         Telecopy:  (212) 972-9150

                    with a copy to:
                         Roberts & Holland, LLP
                         Worldwide Plaza
                         825 Eighth Avenue
                         New York, NY  10019
                         Attention:  Lary Wolf, Esq.
                         Phone:  (212) 903-8719
                         Telecopy:  (212) 974-3059


      12.12  Confidentiality.  Until the Closing, the parties will consult with
             ---------------
and advise each other regarding all press releases or other public communications of any kind relating to the transactions contemplated herein, and the method and timing of release for publication thereof.

      12.13  Computation of Time.  Any time period provided for herein that
             -------------------
shall end on a Saturday, Sunday or legal holiday shall extend to 5:00 p.m. of the next full business day.

      12.14  Recording.  This Agreement may not be recorded without the prior
             ---------
written consent of both Partnership and Contributor. In the event of any breach of this covenant, the non-breaching party may, by notice, elect to terminate this Agreement.

      12.15  Construction.  This Agreement was drafted following extensive
             ------------
negotiations between Partnership and Contributor and reflects the collaborative efforts of both parties and their respective attorneys. Any inconsistencies or mistakes in the drafting of this Agreement shall not be construed against either Partnership or Contributor.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, as of the date first written above.

                            [Signature Pages follow]

                              CONTRIBUTOR:
                              -----------

                              KENVIC ASSOCIATES, A New York
                              General Partnership

                              By:
                                 -----------------------------------------------
                                 Kenneth Gladstone, General Partner of Kenvic
                                 Associates

                              By:
                                 -----------------------------------------------
                                 Lucille Gladstone, General Partner of Kenvic
                                 Associates

                              By: Gladwater Associates a New York Limited
                                  Partnership, as a General Partner of Kenvic
                                  Associates

                                  By:
                                     -------------------------------------------
                                     Kenneth Gladstone, General Partner of
                                     Gladwater Associates

                                  By:
                                     -------------------------------------------
                                     Lucille Gladstone, General Partner of
                                     Gladwater Associates

                              By: Vic Associates, a New York Limited
                                  Partnership, as a General Partner of Kenvic
                                  Associates

                                  By: General Chemical and Supply Co., Inc., as
                                      a General Partner of Vic Associates

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                         PARTNERSHIP:
                         -----------

                         BOSTON PROPERTY LIMITED PARTNERSHIP

                         By:  Boston Properties, Inc.
                              Its General Partner


                              By:
                                 --------------------------------
                                   Name:  Mortimer Zuckerman
                                   Title: Chairman

The undersigned, the REIT, has executed this Agreement as of the date first written above solely with respect to the representations, warranties and covenants made by the undersigned set forth in Section 6 of this Agreement and the covenants in Sections 4.2(d), 4.2(f), 6.1(f), 7.7 (introductory paragraph), 7.7(c), 7.7(h), 7.7(i), 7.7(j), 7.7(k), 7.7(p), 7.7(t), 8.3, 9.2, 9.6 and 12.12
of this Agreement.


                         REIT
                         ----

                         BOSTON PROPERTIES, INC.



                         By:
                            ------------------------------------------
                            Name:  Robert E. Selsam
                            Title: Senior Vice President